As filed with the Securities and Exchange Commission on January 20, 1999

                                             Registration Statement Nos. 2-89725
                                                                        811-3981
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                          PRE-EFFECTIVE AMENDMENT NO.                   [ ]

                        POST-EFFECTIVE AMENDMENT NO. 27                 [X}


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 28                        [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                                   ----------

                           PRUDENTIAL WORLD FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-3028

                            ROBERT C. ROSSELOT, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)

                                   ----------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

       [ ] immediately upon filing pursuant to paragraph (b)

       [X] on January 20, 1999  pursuant to paragraph (b)

       [ ] 60 days after filing pursuant to paragraph (a)(1)
       [ ] on (date) pursuant to paragraph (a)(1)
       [ ] 75 days after filing pursuant to paragraph (a)(2)
       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:


       [X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                                   ----------

Title of Securities Being Registered ... Shares of Common Stock, $.01 Par Value.

================================================================================

FUND TYPE:
----------------------------------------
Global stock

INVESTMENT OBJECTIVE:
----------------------------------------
Long-term growth of
capital

                               [GRAPHIC OMITTED]

Prudential World
Fund, Inc.

--------------------------------------------------------------------------------

GLOBAL SERIES
INTERNATIONAL STOCK SERIES


PROSPECTUS: JANUARY 20, 1999


As with all mutual funds, the
Securities and Exchange
Commission has not approved the
Fund's shares, nor has the SEC
determined that this prospectus is
complete or accurate. It is a                                 [LOGO] Prudential
criminal offense to state otherwise.                                 Investments

---------------------------------------------------------

          TABLE OF CONTENTS
---------------------------------------------------------

          1    RISK/RETURN SUMMARY
               Global Series:
          1    Investment Objective and Principal Strategies
          2    Principal Risks
          3    Evaluating Performance
          4    Fees and Expenses of the Series

               INTERNATIONAL STOCK SERIES:
          6    Investment Objective and Principal Strategies
          6    Principal Risks
          6    Evaluating Performance
          8    Fees and Expenses of the Series

          10   HOW THE FUND INVESTS
          10   Global Series: Investment Objective and Policies
          11   International Stock Series: Investment Objective and Policies
          12   Other Investments
          13   Derivative Strategies
          13   Additional Strategies
          14   Investment Risks

          16   HOW THE FUND IS MANAGED
          16   Manager
          16   Investment Adviser
          16   Portfolio Managers
          17   Distributor
          18   Year 2000 Readiness Disclosure

          19   FUND DISTRIBUTIONS AND TAX ISSUES
          19   Distributions
          20   Tax Issues
          21   If You Sell or Exchange Your Shares

--------------------------------------------------------------------------------
      Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

          23   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
          23   How to Buy Shares
          31   How to Sell Your Shares
          35   How to Exchange Your Shares

          37   FINANCIAL HIGHLIGHTS
               Global Series:
          38   Class A Shares
          39   Class B Shares
          40   Class C Shares
          41   Class Z Shares
               International Stock Series:
          42   Class A Shares
          43   Class B Shares
          44   Class C Shares
          45   Class Z Shares

          47   THE PRUDENTIAL MUTUAL FUND FAMILY

               For More Information (Back Cover)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

This prospectus provides information about the PRUDENTIAL WORLD FUND, INC. (the
Fund), which consists of two separate series--the GLOBAL SERIES and the INTERNATIONAL STOCK SERIES (each, a Series). While the two Series have some common attributes, each one has its own portfolio managers, investment objective and policies, performance information, financial highlights and risks. Therefore, some sections of this prospectus deal with each Series separately, while other sections address both Series at the same time.
     A key difference between the two Series is that the Global Series makes investments anywhere in the world--INCLUDING THE U.S.--while the International Stock Series usually invests anywhere in the world EXCEPT THE U.S.
     In sections that concern just the Global Series, "the Series" refers to the Global Series. In sections that concern just the International Stock Series, "the Series" refers to the International Stock Series.
     This section highlights key information about each Series. Additional information follows this summary.



GLOBAL SERIES
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL, with income as a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in EQUITY-RELATED SECURITIES of MEDIUM-SIZE and LARGE U.S. and FOREIGN COMPANIES. We invest in securities similar to common stock, like preferred stock. We use a growth investment style when deciding which securities to buy for the Series. This means that we look for companies that we believe are undervalued and/or which we believe will grow faster and generate better earnings than other companies. Some of the characteristics we look for include strong competitive advantages, effective research and product development and strong management and finances. When a security no longer displays the conditions for growth, it is no longer undervalued, or when the security falls short of our expectations, we consider selling. While we make every effort to achieve our objective, we can't guarantee success.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Series invests primarily in equity-related securities there is the risk that the value of a particular security we own could go down. Generally, the securities of large and medium-sized companies are more stable than the securities of smaller companies, but this is not always the case.

     In addition to an individual security losing value, the value of the EQUITY MARKETS as a whole could go down. Investing in FOREIGN SECURITIES presents additional risks, since foreign political, economic and legal systems may be less stable than in the U.S. and foreign stock markets could decline. The changing value of FOREIGN CURRENCIES could also affect the value of the assets we hold and our performance. There are special risks that may arise with the introduction of the euro as a common currency of the European Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro, as well as the possibility that the euro will cause markets to become more volatile.

     There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money.
     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
  2   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Global Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Series and how returns can change. Past performance does not mean that the Series will achieve similar results in the future.


-----------------------------------------------
ANNUAL RETURNS (CLASS B SHARES)(1)
-----------------------------------------------------------------------------------------------------

      1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----

[BAR CHART OMITTED]

     12.00%    -16.51%    12.29%   -5.27%    47.90%    -5.49%    14.18%    18.21%     4.25%     22.47%
     -----      -----     -----     ----     -----      ----     -----     -----      ----      -----

BEST QUARTER: 21.47% (4th quarter of 1998)   WORST QUARTER: -14.91% (3rd quarter of 1998)
-----------------------------------------------------------------------------------------------------

1    These annual returns do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.



------------------------------------------
AVERAGE ANNUAL RETURNS (AS OF 12/31/98)(1)
--------------------------------------------------------------------------------
                      1 YEAR     5 YEARS    10 YEARS        SINCE INCEPTION
--------------------------------------------------------------------------------
Class A shares         17.24%     9.90%        N/A%       9.57% (since 1-22-90)
--------------------------------------------------------------------------------
Class B shares         17.47%    10.11%       9.13%      13.34% (since 5-15-84)
--------------------------------------------------------------------------------
Class C shares         20.17%      N/A%        N/A%      11.49% (since 8-1-94)
--------------------------------------------------------------------------------
Class Z shares         23.72%      N/A%        N/A%      15.00% (since 3-1-96)
--------------------------------------------------------------------------------
MSCI World(2)          24.80%    16.19%      11.21%        n/a
--------------------------------------------------------------------------------
Lipper Average(3)      14.47%    11.98%      11.21%        n/a


1    The Series' returns are after deduction of sales charges and expenses.


2 The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australasia, and the Far East. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. MSCI World Index returns since the inception of each class are 11.26% for Class A, 16.56% for Class B, 17.00% for Class C and 18.40% for Class Z shares.

3 The Lipper Average is based on the average return of all mutual funds in the Global Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 10.44% for Class A, 14.84% for Class B, 13.22% for Class C and 14.17% for Class Z shares. Source: Lipper, Inc.



--------------------------------------------------------------------------------
                                                                             3

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE SERIES

These tables show the sales charges, fees and expenses for each share class of the Series--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


--------------------------------------------------------
SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                         CLASS A     CLASS B   CLASS C   CLASS Z
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on      5%        None       1%       None
  purchases (as a percentage of offering
  price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)       None        5%(2)     1%(3)    None
  (as a percentage of the lower of
  original purchase price or sale
  proceeds)
--------------------------------------------------------------------------------
Maximum sales charge (load)                None       None      None      None
  imposed on reinvested dividends
  and other distributions
--------------------------------------------------------------------------------
Redemption fees                            None       None      None      None
--------------------------------------------------------------------------------
Exchange fee                               None       None      None      None
--------------------------------------------------------------------------------


--------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
--------------------------------------------------------------------------------
                                         CLASS A     CLASS B   CLASS C   CLASS Z
--------------------------------------------------------------------------------
Management fees                            .75%       .75%      .75%      .75%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees    .30%(4)    .93%     1.00%      None
--------------------------------------------------------------------------------
+ Other expenses                           .38%       .38%      .38%      .38%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.43%(4)   2.06%     2.13%     1.13%


1 The maximum sales charges permitted by the National Association of Securities Dealers, Inc. may not exceed 6.25% of total gross sales per class. Because of 12b-1 fees, long-term shareholders may pay more than 6.25% of their investment in shares of the Fund. Your broker may charge a separate or additional fee for purchases and sales of shares.

2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 The Distributor of the Fund has voluntarily reduced its distributions and service fees for Class A shares to .25% of 1% of the average daily net assets of the Class A shares. This voluntary reduction may be terminated at any time without notice. With this reduction, Total annual Series operating expenses are 1.38%.



--------------------------------------------------------------------------------
  4   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EXAMPLE
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                               1 YR         3 YRS         5 YRS       10 YRS
--------------------------------------------------------------------------------
  Class A shares               $638          $930        $1,243       $2,127
--------------------------------------------------------------------------------
  Class B shares               $709          $946        $1,208       $2,153
--------------------------------------------------------------------------------
  Class C shares               $414          $760        $1,233       $2,537
--------------------------------------------------------------------------------
  Class Z shares               $115          $359        $  622       $1,375


You would pay the following expenses on the same investment if you did not sell your shares:


--------------------------------------------------------------------------------
                               1 YR         3 YRS         5 YRS       10 YRS
--------------------------------------------------------------------------------
  Class A shares               $638          $930        $1,243       $2,127
--------------------------------------------------------------------------------
  Class B shares               $209          $646        $1,108       $2,153
--------------------------------------------------------------------------------
  Class C shares               $314          $760        $1,233       $2,537
--------------------------------------------------------------------------------
  Class Z shares               $115          $359        $ 622        $1,375



--------------------------------------------------------------------------------
                                                                             5

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



INTERNATIONAL STOCK SERIES
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL through investment in equity securities of foreign issuers, with income as a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock and preferred stock of FOREIGN COMPANIES OF ALL SIZES. We invest in securities similar to common stock, like preferred stock. We use a value investment style when deciding which securities to buy for the Series. That is, we invest in stocks that we believe are undervalued, given the company's financial and business outlook. When a security is no longer undervalued, or we believe it cannot maintain its current price, we consider selling. While we make every effort to achieve our objective, we can't guarantee success.



PRINCIPAL RISKS

Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security we own could go down. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In addition, these are special risks that may arise with the introduction of the euro as a common currency of the European Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro, as well as the possibility that the euro will cause markets to become more volatile.

     There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money.
     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
  6   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EVALUATING PERFORMANCE
A number of factors--including risk--affect how the International Stock Series performs. The following bar chart and table show the Series' performance for each full calendar year of operation for the last 5 years. They demonstrate the risk of investing in the Series and how returns can change. Past performance does not mean that the Series will achieve similar results in the future.



-----------------------------------------------
ANNUAL RETURNS (CLASS Z SHARES)(1)
--------------------------------------------------------------------------------

        1993     1994     1995      1996      1997      1998
        ----     ----     ----      ----      ----      ----

[BAR CHART OMITTED]

      37.56%     3.62%    9.04%    17.44%     6.52%     11.14%
      -----      ----     ----     -----      ----      -----

BEST QUARTER:  13.83% (4th quarter of 1993)
WORST QUARTER: -8.58% (4th quarter of 1997)
--------------------------------------------------------------------------------

1 These annual returns do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.



------------------------------------------
AVERAGE ANNUAL RETURNS (AS OF 12/31/98)(1)
----------------------------------------------------------------------
                      1 YEAR     5 YEARS          SINCE INCEPTION
----------------------------------------------------------------------
Class A shares         5.31%       N/A%        8.07% (since 9-23-96)
----------------------------------------------------------------------
Class B shares         4.99%       N/A%        8.51% (since 9-23-96)
----------------------------------------------------------------------
Class C shares         7.89%       N/A%        9.21% (since 9-23-96)
----------------------------------------------------------------------
Class Z shares        11.14%      9.46%      13.78% (since 11-5-92)
----------------------------------------------------------------------
MSCI EAFE(2)          20.33%      9.50%        n/a
----------------------------------------------------------------------
Lipper Average(3)     13.05%      9.69%        n/a


1    The Series' returns are after deduction of sales charges and expenses.


2 The Morgan Stanley Capital International (MSCI) EAFE(R) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia and the Far East. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. MSCI EAFE(R) Index returns since inception of each class are 10.37% for Class A, 10.37% for Class B, 10.37% for Class C and 13.00% for Class Z shares.

3 The Lipper Average is based on the average return of all mutual funds in the International Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since inception of each class are 9.97% for Class A, 9.97% for Class B, 9.97% for Class C and 12.36% for Class Z shares. Source: Lipper, Inc.


--------------------------------------------------------------------------------
                                                                             7

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



FEES AND EXPENSES OF THE SERIES
These tables show the sales charges, fees and expenses for each share class of the Series--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



--------------------------------------------------------
SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                         CLASS A     CLASS B   CLASS C   CLASS Z
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on      5%        None       1%       None
  purchases (as a percentage of offering
  price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)       None        5%(2)     1%(3)    None
  (as a percentage of the lower of
  original purchase price or sale
  proceeds)
--------------------------------------------------------------------------------
Maximum sales charge (load)                None       None      None      None
  imposed on reinvested dividends
  and other distributions
--------------------------------------------------------------------------------
Redemption fees                            None       None      None      None
--------------------------------------------------------------------------------
Exchange fee                               None       None      None      None
--------------------------------------------------------------------------------


--------------------------------------------------------------
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
--------------------------------------------------------------------------------
                                         CLASS A     CLASS B   CLASS C   CLASS Z
--------------------------------------------------------------------------------
Management fees                           1.00%      1.00%     1.00%     1.00%
--------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees    .30%(4)   1.00%     1.00%      None
--------------------------------------------------------------------------------
+ Other expenses                           .37%       .37%      .37%      .37%
--------------------------------------------------------------------------------
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.67%      2.37%     2.37%     1.37%


1 The maximum sales charges permitted by the National Association of Securities Dealers, Inc. may not exceed 6.25% of total gross sales per class. Because of 12b-1 fees, long-term shareholders may pay more than 6.25% of their investment in shares of the Fund. Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares covert to Class A shares approximately seven years after purchase.

3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This voluntary reduction may be terminated at any time without notice. With this reduction, Total annual Series operating expenses are __%.


--------------------------------------------------------------------------------
  8   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EXAMPLE
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                             1 YR         3 YRS         5 YRS       10 YRS
--------------------------------------------------------------------------------
  Class A shares             $661        $1,000        $1,362       $2,377
--------------------------------------------------------------------------------
  Class B shares             $740        $1,039        $1,365       $2,451
--------------------------------------------------------------------------------
  Class C shares             $438        $  832        $1,353       $2,779
--------------------------------------------------------------------------------
  Class Z shares             $139        $  434        $  750       $1,646


You would pay the following expenses on the same investment if you did not sell your shares:


--------------------------------------------------------------------------------
                             1 YR         3 YRS         5 YRS       10 YRS
--------------------------------------------------------------------------------
  Class A shares             $661        $1,000        $1,362       $2,377
--------------------------------------------------------------------------------
  Class B shares             $240        $  739        $1,265       $2,451
--------------------------------------------------------------------------------
  Class C shares             $338        $  832        $1,353       $2,779
--------------------------------------------------------------------------------
  Class Z shares             $139        $  434        $  750       $1,646



--------------------------------------------------------------------------------
                                                                             9

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

GLOBAL SERIES: INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to seek LONG-TERM GROWTH OF CAPITAL, with income as a secondary objective. This means we seek investments that will increase in value over a period of years. We invest primarily in the EQUITY-RELATED SECURITIES of U.S. AND FOREIGN COMPANIES. While we make every effort to achieve our objective, we can't guarantee success.

     While the Series may invest in companies of any size, in the past we have invested, and we currently intend to invest, primarily in medium-sized and large companies, which means companies with a MARKET CAPITALIZATION of $1 billion or more (market capitalization is the price per share times the number of outstanding shares). Geographically, we intend to have investments in at least four developed countries, including the U.S. We may invest in stock markets and countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the U.S. and Canada).


--------------------------------------------------------------------------------
WE LOOK FOR GROWTH
OPPORTUNITIES
In deciding which securities to buy, we use a growth investment style. That is, we look for companies that we believe are undervalued and/or will grow faster--and earn better profits--than other companies. We also look for companies with strong competitive advantages, effective research, product development, strong management and financial strength. We consider selling a security when the conditions for growth are no longer present or begin to change, the price of the security reaches the level we expected, or when the security falls short of our expectations.
--------------------------------------------------------------------------------

     From time to time, on a temporary basis, we may invest up to 65% of the Series' total assets in just one country, and under unusual market conditions, we may temporarily invest all of our assets in U.S. equities. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains more information about the Series. To obtain a copy, see the back cover page of this prospectus.

     Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

--------------------------------------------------------------------------------
 10   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INTERNATIONAL STOCK SERIES: INVESTMENT OBJECTIVE
AND POLICIES


The investment objective of this Series is to seek LONG-TERM GROWTH OF CAPITAL through investment in equity securities of foreign issuers, with income as a secondary objective. This means we seek investments--primarily the common stock and preferred stock of FOREIGN COMPANIES--that will increase in value over a period of years. While we make every effort to achieve our objective, we can't guarantee success.


     In deciding whether to buy a particular security, we look at a number of factors, including the company's sales, earnings, book value, cash flow and overall ability to grow and profit. We take a bottom-up security selection approach, rather than allocating by country or sector. Typically, we focus on companies that have been operating for at least three years.
     Under normal conditions, we intend to invest at least 65% of our total assets in the common stock and preferred stock of companies in at least three foreign countries, with no more than 25% of our net assets in any one country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally NOT THE U.S. However, under unusual market conditions, on a temporary basis, we may invest up to 100% of the Series' total assets in the stock and other equity-related securities of U.S. companies.
     Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains more information about the Series. To obtain a copy, see the back cover page of this prospectus.

--------------------------------------------------------------------------------
WE'RE VALUE INVESTORS
We look primarily for securities that are undervalued. This means that the price of a security--in our view--is lower than it really should be, given the company's financial and business outlook. The idea is to find undervalued securities before the rest of the market and buy them before the price goes up. We consider selling a security after it has increased in value to the point where we believe the price is no longer undervalued or we believe the security cannot maintain its current price.
--------------------------------------------------------------------------------
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HOW THE FUND INVESTS
--------------------------------------------------------------------------------

OTHER INVESTMENTS
While both Series invest primarily in common stock, preferred stock, or other equity-related securities, they may invest in other securities or use certain investment strategies to increase returns or protect their assets if market conditions warrant.

EQUITY-RELATED SECURITIES
These include common stock, preferred stock or securities that may be converted to or exchanged for common stock--known as CONVERTIBLE SECURITIES--like rights and warrants. Each Series may also invest in American Depositary Receipts
(ADRs), which are certificates--usually issued by a U.S. bank or trust company--that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS
Money market instruments and bonds are known as FIXED-INCOME securities because they pay a fixed rate of interest. Typically, fixed-income securities don't increase in value as stock may, but their fixed rate of interest usually provides a dependable rate of return. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. Each Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

     In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of each Series' assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Series' assets when global or international markets are unstable.

     Generally, each Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P"), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, each Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. In addition, the International Stock Series may invest up to 5% of its assets in
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HOW THE FUND INVESTS
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lower-rated instruments that are more speculative, including high-yield or
"junk" bonds. For more information about bonds and bond ratings, see the SAI, "Appendix I, Description of Security Ratings."
     Each Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.

DERIVATIVE STRATEGIES
We may use a number of alternative investment strategies--including DERIVATIVES--to try to improve both Series' returns or protect their assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. The Global Series may also use stock index futures. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, consistent with a Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match a Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
Each Series follows certain policies when it BORROWS MONEY (each Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (each Series can lend up to 30% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (each Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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HOW THE FUND INVESTS
--------------------------------------------------------------------------------


INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal investments each Series may make. See, too, "Description of the Series, Their Investments and Risks" in the SAI.


--------------------------------------------------------------------------------
  INVESTMENT TYPE
  % OF SERIES' TOTAL ASSETS     RISKS                   POTENTIAL REWARDS
--------------------------------------------------------------------------------

                              o Foreign                 o Investors can
  FOREIGN SECURITIES            markets, economies        participate in the
                                and political systems     growth of
  Global Series:                may not be as stable      foreign markets and
  Percentage varies, up to      as in the U.S.            companies operating
  65% in one country                                      in those markets

                              o Currency
  International Stock Series:   risk--changing values   o Opportunities
  At least 65%; up to 100%      of foreign                for diversification
                                currencies

                              o May be less
                                liquid than U.S.
                                stocks and bonds

                              o Differences in
                                foreign laws,
                                accounting standards
                                and public information

                              o Year 2000
                                conversion may be
                                more of a problem for
                                some foreign issuers

--------------------------------------------------------------------------------

                              o Individual              o Historically,
  COMMON STOCKS AND             stocks could              stocks have
  CONVERTIBLE SECURITIES OF     lose value                outperformed other
  U.S. COMPANIES                                          investments over the
                              o The equity                long term
  Global Series:                markets could go
  Up to 65%                     down, resulting in a    o Generally,
                                decline in value of a     economic growth means
  International Stock Series:   Series' investments       higher corporate
  Usually 0%                                              profits, which leads
                              o Companies that            to an increase in
                                pay dividends may not     stock prices, known as
                                do so if they don't       capital appreciation
                                have profits or
                                adequate cash flow      o May be a source
                                                          of dividend income
                              o Changes in
                                economic or political
                                conditions,
                                both domestic and
                                international,
                                resulting in
                                a decline in value of
                                a Series' investments

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
  INVESTMENT TYPE
  % OF SERIES' TOTAL ASSETS     RISKS                     POTENTIAL REWARDS
--------------------------------------------------------------------------------

                            o Credit risk--the           o Regular interest
  INVESTMENT-GRADE BONDS      risk that the                income
                              borrower can't pay
  Both Series:                back the money             o Generally more
  Up to 35%                   borrowed or make             secure than stock
                              interest payments            since companies
                                                           must pay their debts
                            o Market risk--the             before paying
                              risk that bonds or           stockholders
                              other debt
                              instruments may lose
                              value in the market
                              because interest
                              rates change or there
                              is a lack  of
                              confidence in the
                              borrower
--------------------------------------------------------------------------------
                            o Derivatives               o A Series could
  DERIVATIVES                 such as futures,            make money and protect
                              options and foreign         against losses if the
  Both Series:                currency forward            investment analysis
  Percentage Varies           contracts may not           proves correct
                              fully offset the
                              underlying positions      o Derivatives that
                              and this could result       involve leverage could
                              in losses to a Series       generate substantial
                              that would not have         gains at flow
                              otherwise occurred(1)       cost

                            o Derivatives               o One way to
                              used for risk               manage a Series'
                              management may not          risk/return
                              have the intended           balance is by locking
                              effects and may             in the value of an
                              result in losses or         investment ahead of
                              missed opportunities        time

                            o The counterparty to a
                              derivatives contract
                              could default

                            o Derivatives that
                              involve leverage
                              could magnify losses

                            o Certain types
                              of derivatives
                              involve costs to a
                              Series that can
                              reduce returns
-------------------------------------------------------------------------------
                            o May be                    o May offer a more
  ILLIQUID SECURITIES         difficult to value          attractive yield or
                              precisely                   potential for growth
  Both Series:                                            than more
  Up to 15% of net assets   o May be difficult to         widely traded
                              sell at the time or         securities
                              place desired

--------------------------------------------------------------------------------

1 An option is the right to buy or sell securities in exchange for a premium. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077


     Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended October 31, 1998, Global Series and International Stock Series paid PIFM management fees of .75% and 1.00% of their respective average net assets.
     As of November 30, 1998, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $69 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation (PIC), called Prudential Investments, is the Global Series' investment adviser (the subadviser). Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. Mercator Asset Management, L.P. is the International Stock Series' investment adviser (also referred to as a subadviser). Its address is 2400 East Commercial Blvd, Suite 810, Fort Lauderdale, FL 33308. PIFM is responsible for all investment advisory services and supervises the subadvisers. PIFM reimburses PIC for its reasonable costs and expenses. Mercator is paid .75% of the average daily net assets of the International Stock Series on assets up to $50 million; .60% on assets between $50 million and $300 million; and .45% on assets above $300 million.


PORTFOLIO MANAGERS

GLOBAL SERIES
The Global Series is co-managed by DANIEL J. DUANE, CFA; INGRID HOLM, CFA and MICHELLE PICKER, CFA.

     Dan Duane is a Managing Director of Prudential Investments and has managed the Global Series since 1991. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Analyst (CFA) designation.

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HOW THE FUND IS MANAGED
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     Ingrid Holm is a Vice President of Prudential Investments who joined
Prudential in 1987. She has co-managed the Global Series since October 1997. Ingrid earned a B.S. from University of Pennsylvania's Wharton School of Business and an M.B.A. from Columbia University. She was also awarded the Chartered Financial Analyst designation.
     Michelle Picker is a Vice President of Prudential Investments who joined Prudential in 1992. She has co-managed the Global Series since October 1997. Michelle earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She was also awarded the Chartered Financial Analyst designation.
     Dan, Ingrid and Michelle are growth-oriented global equity investors. Their primary focus is on individual stock selection.

INTERNATIONAL STOCK SERIES
Mercator Asset Management, L.P. is the subadviser for the International Stock Series. PETER F. SPANO, CFA, is a founder of Mercator, which started in 1984. He has managed the International Stock Series since its inception in November 1992. Peter earned a B.B.A. from St. John's University and an M.B.A. from Baruch College, City University of New York. He has also been awarded the Chartered Financial Analyst designation.
     Peter, along with his partners at Mercator, are value investors who seek undervalued stocks with good prospects for earnings growth momentum. They focus on a bottom-up stock selection, rather than a country or sector allocation. Mercator uses a global research network to generate investment ideas.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares, and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Shareholder Fees and Expenses" tables.


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HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

YEAR 2000 READINESS DISCLOSURE

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
     Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront Year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.


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FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.
     Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

     The Fund also distributes realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.

     For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For

--------------------------------------------------------------------------------
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FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
     Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends--received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
     If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and

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FUND DISTRIBUTIONS AND TAX ISSUES
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soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


----------------------------------------
RECEIPTS  }  + $   CAPITAL GAIN
FROM SALE }        (taxes owed)

             OR

RECEIPTS  }  - $   CAPITAL LOSS
FROM SALE }        (offset against gain)
----------------------------------------

     Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares,

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FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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--------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
     When choosing a share class, you should consider the following:
     o    The amount of your investment
     o The length of time you expect to hold the shares and the impact of the varying distribution fees

     o The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC


--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------


     o    Whether you qualify for any reduction or waiver of sales charges
     o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     o    Whether you qualify to purchase Class Z shares
     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


--------------------------------------------------------------------------------
                           Class A       Class B          Class C        Class Z
                           -------       -------          -------        -------
  Minimum purchase         $1,000        $1,000           $2,500           None
   amount(1)

  Minimum amount for       $100          $100             $100             None
   subsequent purchases(1)

  Maximum initial          5% of the     None             1% of the        None
    sales charge           public                         public
                           offering                       offering
                           price                          price

  Contingent Deferred      None          If Sold During:  1% on sales      None
    Sales Charge (CDSC)(2)               Year 1,    5%    made within
                                         Year 2,    4%    18 months
                                         Year 3,    3%    of purchase(2)
                                         Year 4,    2%
                                         Year 5/6,  1%
                                         Year 7,    0%

  Annual distribution      .30 of 1%     up to 1%         1%               None
    and service (12b-1)    (.25 of 1%
    fees (shown as a       currently)
    percentage of average
    net assets)(3)
--------------------------------------------------------------------------------

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

     3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A and Class C shares of Global Series and the service fee for Class A, Class B and Class C shares of International Stock Series is .25 of 1%. The distribution fee for Class A shares of both Series is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class C shares. Class B shares of Global Series pay a distribution fee equal to .75 of 1% of average daily net assets as of February 26, 1986, plus 1% of assets in excess of that amount. Class B shares of International Stock Series pay a distribution fee (in addition to the service fee) of .75 of 1%.



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HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.


--------------------------------------------------------------------------------
                           SALES CHARGE AS %     SALES CHARGE AS %       DEALER
  AMOUNT OF PURCHASE       OF OFFERING PRICE    OF AMOUNT INVESTED    ALLOWANCE
  ------------------       -----------------    ------------------    ---------
  Less than $25,000                   5.00%                 5.26%         4.75%
  $25,000 to $49,999                  4.50%                 4.71%         4.25%
  $50,000 to $99,999                  4.00%                 4.17%         3.75%
  $100,000 to $249,999                3.25%                 3.36%         3.00%
  $250,000 to $499,999                2.50%                 2.56%         2.40%
  $500,000 to $999,999                2.00%                 2.04%         1.90%
  $1 million and above(1)              None                  None          None
--------------------------------------------------------------------------------

1 If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

     To satisfy the purchase amounts above, you can
     o    invest with a group of investors who are related to you;
     o buy the Class A shares of two or more Prudential Mutual Funds at the same time;
     o use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or
     o sign a LETTER OF INTENT, stating in writing that you or a group of investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.


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BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if the
Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi trust" or a non-qualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or record-keeping services, sponsors the product or provides account services.
     Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charges. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to
     o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and
     o Mutual Fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services

OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

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 26   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852



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WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or record-keeping services, sponsors the product or provides account services.

PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified an nonqualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or record-keeping services.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:
     o    purchase your shares through an account at Prudential Securities;

     o purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or

     o    purchase your shares through other brokers.

The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitiled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.


QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:

     o Any Benefit Plan (as defined above), and certain non-qualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets

     o Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option

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     o    Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

     o Benefit Plans for which an affiliate of the Distributor provides administrative or record-keeping services and as of September 20, 1996, were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds

     o The Prudential Securities Cash Balance Pension Plan, an employee-defined benefit plan sponsored by Prudential Securities
     o Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund)
     o Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan
     o    Prudential with an investment of $10 million or more

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

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 28   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852



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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

-------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------------------

     We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

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 30   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852



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The Prutector Program. Optional group-term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.


     When you sell shares of the Fund--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay

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--------------------------------------------------------------------------------

sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-Sale of Shares."
     If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and if you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-Sale of Shares."


CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     o Amounts representing shares you purchased with reinvested dividends and distributions
     o Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years for class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares
     o Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

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 32   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852



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     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the
CDSC is the lesser of the original purchase price or the redemption proceeds.
For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:
     o after a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability;
     o to provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and
     o    on certain sales from a Systematic Withdrawal Plan.


     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Share--Waiver of Contingent Deferred Sales Charges--Class B Shares."

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                                                                            33


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WAIVER OF THE CDSC--CLASS C SHARES
PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or record-keeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in the Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), The Guaranteed Insulated Separate Account (a separate account offered by Prudential), and shares of The Stable Value Fund (an unaffiliated bank collective fund).

OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or record-keeping services.


REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without

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paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

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     There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
     If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. Also when market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


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 36   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights will help you evaluate the financial performance of each Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
     Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

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                                                                           37



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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GLOBAL SERIES: CLASS A SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors whose reports were unqualified.

-----------------------------------------------------------------------------------------------
CLASS A SHARES (FISCAL YEAR ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE            1998(1)     1997      1996  1995(1)     1994(1)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $17.27     $16.62    $15.52     $14.89     $13.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (.02)      (.01)        --        .01       (.04)
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                         .82       1.96       1.83        .81       1.76
TOTAL FROM INVESTMENT OPERATIONS               .80       1.95       1.83        .82       1.72
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income                            (.11)      (.05)        --        --         --
Distributions from net realized
 capital gains                               (1.80)     (1.25)      (.73)      (.19)       --
TOTAL DISTRIBUTIONS                          (1.91)     (1.30)      (.73)      (.19)       --
NET ASSET VALUE, END OF PERIOD              $16.16     $17.27     $16.62     $15.52     $14.89
TOTAL RETURN(2)                              5.71%     12.42%     12.33%      5.74%     13.06%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                    1998       1997       1996       1995        1994
----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)           $251,018   $258,080   $234,700   $222,002    $73,815
Average net assets (000)                  $260,774   $265,380   $222,948   $174,316    $58,455
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees        1.38%      1.39%      1.45%      1.51%      1.55%
Expenses, excluding distribution fees        1.13%      1.14%      1.20%      1.26%      1.30%
Net investment income (loss)                (.14)%       .01%     (.04)%       .10%     (.29)%
Portfolio turnover                             61%        64%        52%        50%        49%
----------------------------------------------------------------------------------------------

1    Based on average shares outstanding, by class.

2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

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 38   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GLOBAL SERIES: CLASS B SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended October 31, 1996. were audited by other independent auditors whose reports were unqualified.

-------------------------------------------------------------------------------------
CLASS B SHARES (FISCAL YEAR ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE         1998(1)       1997        1996    1995(1)     1994(1)
---------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $16.42     $15.96      $15.03     $14.53      $12.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              (.13)      (.12)       (.08)      (.11)       (.13)
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                      .78       1.88        1.74        .80       1.72
TOTAL FROM INVESTMENT OPERATIONS            .65       1.76        1.66        .69       1.59
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income                        (.01)      (.05)          --         --          --
Distributions from net realized
 capital gains                           (1.80)     (1.25)       (.73)      (.19)          --
TOTAL DISTRIBUTIONS                      (1.81)     (1.30)       (.73)      (.19)          --
NET ASSET VALUE, END OF PERIOD           $15.26     $16.42      $15.96     $15.03      $14.53
TOTAL RETURN(2)                           4.95%     11.70%      11.57%      4.98%      12.29%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                   1998       1997        1996       1995        1994
---------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)        $274,248   $335,007    $326,978   $268,498    $410,520
Average net assets (000)               $312,569   $350,518    $294,230   $287,656    $345,771
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees     2.06%      2.07%       2.12%      2.19%       2.24%
Expenses, excluding distribution fees     1.13%      1.14%       1.20%      1.27%       1.30%
Net investment income (loss)             (.82)%     (.68)%      (.67)%     (.84)%      (.97)%
Portfolio turnover                          61%        64%         52%        50%         49%
---------------------------------------------------------------------------------------------


1    Based on average shares outstanding, by class.

2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

--------------------------------------------------------------------------------
                                                                            39

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GLOBAL SERIES: CLASS C SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 and the period from August 1, 1994 through October 31, 1994 were audited by other independent auditors whose reports were unqualified.

-------------------------------------------------------------------------------------
CLASS C SHARES (FISCAL YEAR ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE         1998(2)      1997      1996    1995(2)   1994(1,2)
------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD     $16.41     $15.96    $15.03    $14.53      $14.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              (.14)     (0.11)     (.05)     (.11)       (.03)
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                      .78       1.86      1.71       .80         .53
TOTAL FROM INVESTMENT OPERATIONS            .64       1.75      1.66       .69         .50
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income(5)                        --      (.05)        --        --          --
Distributions from net realized
 capital gains                           (1.80)     (1.25)     (.73)     (.19)          --
TOTAL DISTRIBUTIONS                      (1.80)     (1.30)     (.73)     (.19)          --
NET ASSET VALUE, END OF PERIOD         $(15.25)     $16.41    $15.96    $15.03      $14.53
TOTAL RETURN(3)                           4.90%     11.63%    11.57%     4.98%       3.56%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                   1998       1997      1996      1995        1994
------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)         $10,698    $10,244    $7,693    $3,733      $1,205
Average net assets (000)                $10,286     $9,093    $5,516    $2,284        $630
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees     2.13%      2.14%     2.20%     2.25%    2.63%(4)
Expenses, excluding distribution fees     1.13%      1.14%     1.20%     1.25%    1.63%(4)
Net investment income (loss)             (.90)%    (0.75)%    (.72)%    (.76)%  (1.21)%(4)
Portfolio turnover                          61%        64%       52%       50%         49%
------------------------------------------------------------------------------------------

1 Information shown is for the period 8-1-94 (when Class C shares were first offered) through 10-31-94.

2    Based on average shares outstanding, by class.

3 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

4    Annualized.

5    1998 distribution was $.001.

--------------------------------------------------------------------------------
 40   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

GLOBAL SERIES: CLASS Z SHARES


The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended for the period from March 1, 1996 through October 31, 1996 were audited by other independent auditors whose reports were unqualified.



-------------------------------------------------------------------------------------
CLASS Z SHARES (FISCAL YEAR ENDED 10-31-98)
PER SHARE OPERATING PERFORMANCE                           1998(2)    1997     1996(1)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $17.35   $16.65      $15.42

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                 .02      .04         .06
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions                .82     1.96        1.18

TOTAL FROM INVESTMENT OPERATIONS                             .84     2.00        1.24
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Distributions in excess of net investment income           (.16)    (.05)          --
Distributions from net realized capital gains             (1.80)   (1.25)       (.01)

TOTAL DISTRIBUTIONS                                       (1.96)   (1.30)       (.01)

NET ASSET VALUE, END OF PERIOD                            $16.23   $17.35      $16.65

TOTAL RETURN(2)                                            5.97%   12.72%        8.06%

-------------------------------------------------------------------------------------
Ratios/Supplemental Data                                    1998     1997        1996
-------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD (000)                          $36,338  $44,412     $40,416
Average net assets (000)                                 $41,799  $46,545     $26,452

RATIOS TO AVERAGE NET ASSETS:

Expenses, including distribution fees                      1.13%    1.14%    1.20%(3)
Expenses, excluding distribution fees                      1.13%    1.14%    1.20%(3)
Net investment income (loss)                                .12%     .27%     .55%(3)
Portfolio turnover                                           61%      64%         52%
-------------------------------------------------------------------------------------

1 Information shown is for the period 3-1-96 (when Class Z shares were first offered) through 10-31-96.

2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

3    Annualized.

--------------------------------------------------------------------------------
                                                                           41

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERNATIONAL STOCK SERIES: CLASS A SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.

-------------------------------------------------------------------------------------
CLASS A SHARES (FISCAL YEAR ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE                   1998   1997(1)  1996(2)     1996(3)
-------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $18.24    $16.59   $16.48      $16.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .27       .24    (.01)          --
Net realized and unrealized gain
 (loss) an investment and foreign
 currency transactions                             .40      1.85      .12       (.06)

TOTAL FROM INVESTMENT OPERATIONS                   .67      2.09      .11       (.06)
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income             (.18)     (.24)       --          --

Distributions from net realized                  (.40)     (.20)       --          --
capital gains

TOTAL DISTRIBUTIONS                              (.58)     (.44)       --          --

NET ASSET VALUE, END OF PERIOD                  $18.33    $18.24   $16.59      $16.48

TOTAL RETURN(4)                                  3.85%    12.85%     .67%      (.36)%

-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                          1998      1997     1996        1996
-------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                $47,237   $36,184  $5,169(5)   $199(5)
Average net assets (000)                       $44,708   $18,779  $2,793(5)   $199(5)

RATIOS TO AVERAGE NET ASSETS:

Expenses, including distribution fees            1.62%     1.75%    2.05%    2.46%(6)
Expenses, excluding distribution fees            1.37%     1.50%    1.80%    2.21%(6)
Net investment income (loss)                     1.28%     1.40%  (1.03)%     .75%(6)
Portfolio turnover                                 15%        9%       4%         15%
-------------------------------------------------------------------------------------

1 Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.

2    Information shown is for period 10-1-96 through 10-31-96.


3 Information shown is for the period 9-23-96 (when Class A shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund and the predecessor to the International Stock Series, had a fiscal year of September 30.
     International Stock Series has a fiscal year of October 31.


4 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

5    Figures are actual and are not rounded to the nearest thousand.

6    Annualized.

--------------------------------------------------------------------------------
 42   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERNATIONAL STOCK SERIES: CLASS B SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.


-----------------------------------------------------------------------------------------
CLASS B SHARES (FISCAL YEAR ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE                   1998    1997(1)   1996(2)     1996(3)
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $18.13    $16.57    $16.47      $16.54

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                       .10       .12     (.02)          --
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                             .43      1.84       .12       (.07)

TOTAL FROM INVESTMENT OPERATIONS                   .53      1.96       .10       (.07)
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income             (.08)     (.20)        --          --
Distributions from net realized
  capital gains                                  (.40)     (.20)        --          --

TOTAL DISTRIBUTIONS                              (.48)     (.40)        --          --

NET ASSET VALUE, END OF PERIOD                  $18.18    $18.13    $16.57      $16.47

TOTAL RETURN(2)                                  3.05%    12.04%      .61%      (.42)%
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data                          1998      1997      1996        1996
-----------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD (000)                $93,896   $87,155    $1,922(5)     $199(5)
Average net assets (000)                       $98,444   $47,584      $313(5)     $199(5)

RATIOS TO AVERAGE NET ASSETS:

Expenses, including distribution fees            2.37%     2.50%    2.80%    3.21%(6)
Expenses, excluding distribution fees            1.37%     1.50%    1.80%    2.21%(6)
Net investment income (loss)                      .53%      .65%  (1.78)%       0%(6)

Portfolio turnover                                 15%        9%       4%         15%
-------------------------------------------------------------------------------------


1 Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.

2    Information shown is for period 10-1-96 through 10-31-96.


3 Information shown is for the period 9-23-96 (when Class A shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund and the predecessor to the International Stock Series, had a fiscal year of September 30.
     International Stock Series has a fiscal year of October 31.


4 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

5    Figures are actual and are not rounded to the nearest thousand.

6    Annualized.

--------------------------------------------------------------------------------
                                                                           43

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERNATIONAL STOCK SERIES: CLASS C SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.

---------------------------------------------------------------------------------------
CLASS C SHARES (FISCAL YEAR ENDED 10-31-98)

PER SHARE OPERATING PERFORMANCE                   1998   1997(1)  1996(2)       1996(3)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $18.13    $16.57   $16.47        $16.54

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)                       .10       .12    (.02)            --
Net realized and unrealized gain
 (loss) an investment and foreign
 currency transactions                             .43      1.84      .12         (.07)

TOTAL FROM INVESTMENT OPERATIONS                   .53      1.96      .10         (.07)
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:

Dividends from net investment income             (.08)     (.20)       --            --
Distributions from net realized
  capital gains                                  (.40)     (.20)       --            --

TOTAL DISTRIBUTIONS                              (.48)     (.40)       --            --

NET ASSET VALUE, END OF PERIOD                  $18.18    $18.13   $16.57        $16.47

TOTAL RETURN(4)                                  3.05%    12.04%     .61%        (.42)%
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                          1998      1997     1996          1996
---------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                $14,271   $12,354    $200(5)     $199(5)
Average net assets (000)                       $14,345    $7,473    $202(5)     $199(5)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees            2.37%     2.50%    2.80%(6)   3.21%(6)
Expenses, excluding distribution fees            1.37%     1.50%    1.80%(6)   2.21%(6)
Net investment income (loss)                      .53%      .65%  (1.78)%(6)      0%(6)
Portfolio turnover                                 15%        9%       4%(6)     15%(6)
---------------------------------------------------------------------------------------


1 Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.

2    Information shown is for period 10-1-96 through 10-31-96.


3 Information shown is for the period 9-23-96 (when Class A shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund and the predecessor to the International Stock Series, had a fiscal year of September 30.
     International Stock Series has a fiscal year of October 31.


4 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

5    Figures are actual and are not rounded to the nearest thousand.

6    Annualized.

--------------------------------------------------------------------------------
 44   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERNATIONAL STOCK SERIES: CLASS Z SHARES

The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the month period ended October 31, 1996 and for the three years ended September 30, 1996, were audited by other independent auditors whose reports were unqualified.

-----------------------------------------------------------------------------------------------
CLASS Z SHARES (FISCAL YEAR ENDED 10-31-98)

PER SHARE OPERATING
PERFORMANCE                              1998  1997(2)   1996(3)  1996(4)     1995(4)   1994(4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                   $18.28   $16.59    $16.48   $15.25       14.84    $12.35
INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income (loss)              .30      .31     (.01)      .22         .18(1)    .13(1)

Net realized and
 unrealized gain (loss) on
 investment and foreign
 currency transactions                    .41     1.82       .12     1.20         .66      2.54

TOTAL FROM INVESTMENT
 OPERATIONS                               .71     2.13       .11     1.42         .84      2.67
-----------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net
 investment income                      (.21)    (.24)              (.19)       (.10)     (.03)
Distributions from net
 realized capital gains                 (.40)    (.20)                          (.33)     (.15)
TOTAL DISTRIBUTIONS                     (.61)    (.44)        --    (.19)       (.43)     (.18)
NET ASSET VALUE,
 END OF PERIOD                         $18.38   $18.28    $16.59   $16.48      $15.25    $14.84
TOTAL RETURN(5)                         4.08%   13.13%      .67%    9.44%       5.95%    21.71%
-----------------------------------------------------------------------------------------------
                                                                 (CHART CONTINUES ON NEXT PAGE)

--------------------------------------------------------------------------------
                                                                            45

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CLASS Z SHARES (FISCAL YEAR ENDED 10-31-98) (CONT'D)

RATIOS/

SUPPLEMENTAL DATA                        1998  1997(2)   1996(3)  1996(4)     1995(2)      1994
-------------------------------------------------------------------------------------------------
NET ASSETS,
 END OF PERIOD (000)                 $254,577 $237,976  $190,428 $188,386   $136,685(2)  $102,824
Average net assets (000)             $258,322 $219,419  $191,228 $161,356   $118,927      $68,476
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

Expenses, including
 distribution fees                      1.37%    1.50%  1.80%(6) 1.61%(1)      1.60%(1)   1.60%(1)
Expenses, excluding
 distribution fees                      1.37%    1.50%  1.80%(6) 1.61%(1)      1.60%(1)   1.60%(1)
Net investment income (loss)            1.53%    1.65% (.78)%(6) 1.58%(1)      1.58%(1)   1.08%(1)
Portfolio turnover                        15%       9%        4%      15%          20%      21%
--------------------------------------------------------------------------------------------------


1    Net of expense/recovery.

2 Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.

3    Information shown is for period 10-1-96 through 10-31-96.


4    Fiscal year ended 9-30. On September 20, 1996, the manager changed from
     Prudential Institutional Fund Management, Inc. to Prudential Mutual Fund
     Management LLC, each company being an indirect wholly-owned subsidiary of The Prudential Insurance Company of America. International Stock Fund, a
     Mercator managed series of The Prudential Institutional Fund and the predecessor to the International Stock Series, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

5    Total return assumes reinvestment of dividends and any other distributions.
     It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidiaries/recoveries, as applicable.


6    Annualized.



--------------------------------------------------------------------------------
 46   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   Nicholas-Applegate Growth Equity Fund
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Active Balanced Fund



GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   Prudential Developing Markets
        Equity Fund
   Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
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PRUDENTIAL INDEX SERIES FUND
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES
     FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   Global Series
   International Stock Series
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
   Limited Maturity Portfolio
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
     FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
                                                                           47

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
   Income Portfolio

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Series
   California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
   High Income Series
   Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   Liquid Assets Fund
   National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Money Market Series
   U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   Institutional Money Market Series

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 48   Prudential World Fund, Inc.                    [GRAPHICTEL] (800) 225-1852

FOR MORE INFORMATION

Please read this prospectus before
you invest in the Fund and keep it
for future reference. For information
or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

------------------------------------

Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

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Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM

------------------------------------

Additional information about the
Fund can be obtained without charge
and can be found in the following
documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
  (incorporated by reference into
  this prospectus)

ANNUAL REPORT
  (contains a discussion of the market
  conditions and investment strategies
  that significantly affected the Fund's
  performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund
documents from the Securities and
Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy
  documents.)

In Person:
Public Reference Room in
Washington DC
  (For hours of operation, call
  1 (800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------------
CUSIP Numbers:
Global Series
Class A Shares--743969-10-7
Class B Shares--743969-20-6
Class C Shares--743969-30-5
Class Z Shares--743969-40-4

International Series

Class A Shares--743969-50-3
Class B Shares--743969-60-2
Class C Shares--743969-70-1
Class Z Shares--743969-80-0

Investment Company Act File No:
811-3981

MF115A

  [RECYCLE LOGO]       Printed on Recycled Paper

                          PRUDENTIAL WORLD FUND, INC.

                                 GLOBAL SERIES

                           INTERNATIONAL STOCK SERIES


                      Statement of Additional Information
                                January 20, 1999


     Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of two series.

     GLOBAL SERIES' INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY OBJECTIVE. Global Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."

     INTERNATIONAL STOCK SERIES' INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. INCOME IS A SECONDARY OBJECTIVE. International Stock Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Stock Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated January 20, 1999, a copy of which may be obtained from the Fund at the address noted above.



                               TABLE OF CONTENTS



                                                                       PAGE
                                                                       ----
Fund History ..................................................        B-2
Description of the Series, their Investments and Risks ........        B-2
Investment Restrictions .......................................        B-16
Management of the Fund ........................................        B-19
Control Persons and Principal Holders of Securities ...........        B-22
Investment Advisory and Other Services ........................        B-23
Brokerage Allocation and Other Practices ......................        B-27
Capital Stock and Organization ................................        B-29
Purchase, Redemption and Pricing of Fund Shares ...............        B-30
Shareholder Investment Account ................................        B-38
Net Asset Value ...............................................        B-42
Taxes, Dividends and Distributions ............................        B-43
Performance Information .......................................        B-45
Financial Statements ..........................................        B-48
Report of Independent Accountants .............................
Appendix I--Description of Security Ratings ...................        I-1
Appendix II--General Investment Information ...................        II-1
Appendix III--Historical Performance Data .....................        III-1
Appendix IV--Information Relating to Prudential ...............        IV-1


                                  FUND HISTORY

     The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

             DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

     (b)  INVESTMENT STRATEGIES AND RISKS

     GLOBAL SERIES: The investment objective of the Global Series is to seek long-term growth of capital, with income as a secondary objective. Global Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Series' annual portfolio turnover rate will not normally exceed 100%, though Global Series is not restricted from investing in short-term obligations. There can be no assurance that Global Series' investment objective will be achieved. For a further description of the Global Series' investment objective and policies, see "How the Fund Invests--Global Series: Investment Objective and Policies" in the Prospectus.

     INTERNATIONAL STOCK SERIES: The investment objective of International Stock Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. Although International Stock Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Stock Series and International Stock Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Stock Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Stock Series' investment objective will be achieved. For a further description of International Stock Series' investment objective and policies, see "How the Fund Invests--International Stock Series:
Investment Objective and Policies" in the Prospectus.

EQUITY-RELATED SECURITIES

     Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.


     With respect to equity-related securities, each Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

     Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. Beginning July 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

     The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.

     The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's investments.

     The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and (b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

U.S. GOVERNMENT SECURITIES


     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Series will invest in obligations issued by an instrumentality of the U.S. Government only if the relevant Series' Subadviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the relevant Series. For further information, see "Mortgage-Related Securities" below.


REPURCHASE AGREEMENTS

     Each Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.


     Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors (Qualified Institutions). The relevant Subadviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investment of a longer-term nature.


     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission.

FIXED INCOME SECURITIES


     In general, the ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Services (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.


     Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Subadviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or other NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. International Stock Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Series will invest only in investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Stock Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Stock Series to purchase and may also have the effect of limiting the ability of International Stock Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Stock Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by International Stock Series may decline proportionately more than if the Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Stock Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Stock Series and increasing the exposure of International Stock Series to the risks of lower-rated securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     International Stock Series may commit up to 20% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the International Stock Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools or mortgages with different prepayment histories than those sold. During the roll period, the International Stock Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by the International Stock Series of portfolio securities to a financial institution concurrently with agreement by the International Stock Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the International Stock series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the International Stock Series with the proceeds of the initial sale may decline below the price of the securities the International Stock Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the International Stock Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the International Stock Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The International Stock Series expects that under normal conditions most of the borrowings of the International Stock Series will consist of such investment techniques rather than bank borrowings.

MORTGAGE-RELATED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.


     Government stripped mortgage-related interest-only (IO) and principal only
(PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 5% in the case of Global Series, and 15% in the case of International Series, of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, a Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Subadviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS


     Each Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


     In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended (Investment Company Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

SECURITIES LENDING

     Each Series will enter into securities lending transactions only with Qualified Institutions. A Series will comply with the following conditions whenever it lends securities: (i) such Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) such Series must be able to terminate the loan at any time; (iv) such Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, such Series must terminate the loan and regain the right to vote the securities. A Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets.

SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid unencumbered assets, marked-to-market daily.

BORROWING

     Each Series may borrow an amount equal to no more than 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. Neither Series intends to borrow more than 5% of its total assets for investment purposes, although it may borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions.

SECURITIES OF FOREIGN ISSUERS

     The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

LIQUIDITY PUTS

     International Stock Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with International Stock Series' investment objective, International Stock Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of International Stock Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadvisor for the International Stock Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, International Stock Series' Subadviser considers, among other things, the amount of cash available to International Stock Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in International Stock Series.

     These instruments are not deemed to be "put options" for purposes of International Stock Series' investment restrictions.

ILLIQUID SECURITIES

     Global Series and International Stock Series may each hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadvisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.


     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     The staff of the SEC has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

HEDGING AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

     Options on securities indices are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter
(OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

     A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Series will not write put options on indices.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

     Except as described below, the Global Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Series writes a call option on a broadly-based stock market index, the Global Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Global Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Series writes a call on an index which is in-the-money at the time the call is written, the Global Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Series has not written a stock call option and which has not been hedged by the Global Series by the sale of stock index futures. However, if the Global Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     OPTIONS TRANSACTIONS. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Series will be obligated to buy the security at more than its market value.

     A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

     RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     RISKS OF OPTIONS ON INDICES. A Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.


     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Series cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Global Series will write call options on indices only under the circumstances described under "Options on Securities and Securities Indices."


     Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of the its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Series will not write put options on indices.

     SPECIAL RISKS OF PURCHASING OTC OPTIONS. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect a closing purchase transaction in a covered OTC call option that such Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

     In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.


     STOCK INDEX FUTURES. Global Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and such index at the time the agreement is made. No physical delivery of the underlying stocks in the index is made.

     The successful use of stock index futures contracts and options on indices by Global Series depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Series might create a loss on the futures contract. In addition, the ability of Global Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.


     Global Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Series' portfolio or which it intends to purchase. Global Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Series. The Global Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Series' net assets. Global Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Series' total assets.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when such Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the riskthat movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to such Series of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractural obligation to deliver the specified amount of foreign currency at a specified price in a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required in such Series' providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

     A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     A Series may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS


      Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require,set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

     Global Series will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Series' total net assets.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

     Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Series could not close a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

     Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

OTHER INVESTMENT TECHNIQUES

     Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the indicated Series as fundamental policies, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Series may not be changed without the vote of a majority of the outstanding voting securities of such Series. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from a Series.

     GLOBAL SERIES MAY NOT:

     1. Purchase securities on margin (but Global Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by Global Series of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that Global Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Global Series may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign exchange contracts, options and futures contracts and any collateral arrangements with respect to the purchase and sale of forward foreign exchange contracts, options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result:(i) with respect to 75% of Global Series' total assets, more than 5% of Global Series' total assets (taken at current value) would then be invested in securities of a single issuer, or
(ii) more than 25% of Global Series' total assets (taken at current value) would be invested in a single industry.

     5. Purchase any security if as a result the Global Series would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Buy or sell commodities or commodity contracts or real estate or invest in real estate, although it may purchase or sell securities which are secured by real estate and securities of companies which invest or deal in real estate (for the purposes of this restriction, stock options, options on debt securities, options on stock indices, stock indices futures, options on stock index futures, futures contracts on currencies, options on such contracts and forward foreign exchange contracts are not deemed to be a commodity or commodity contract).

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of Global Series' total assets).

     12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

     For purposes of Restriction No. 4, the Global Series will not invest 25% or more of its total assets in a single industry.

     INTERNATIONAL STOCK SERIES MAY NOT:

     1. Purchase any security if, as a result, with respect to 75% of International Stock Series' total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by International Stock Series.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although International Stock Series may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that International Stock Series may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that International Stock Series may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that International Stock Series may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed income securities in which International Stock Series may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by International Stock Series of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed to be an underwriter under certain federal securities laws. International Stock Series has no limit with respect to investments in restricted securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(A) DIRECTORS

        The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy.

        The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                           POSITION WITH                   PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)       FUND                       DURING PAST FIVE YEARS
---------------------      -------------                  ----------------------

Edward D. Beach (73)      Director      President and Director of BMC Fund, Inc., a closed-end
                                         investment company; previously Vice Chairman of Broyhill
                                         Furniture Industries, Inc.; Certified Public Accountant;
                                         Secretary and Treasurer of Broyhill Family Foundation,
                                         Inc.; Member of the Board of Trustees of Mars
                                         Hill College; and Director of The High Yield Income Fund,
                                         Inc.

Stephen C. Eyre (75)      Director      Executive Director (May 1985 through December 1997) of
                                         The John A. Hartford Foundation, Inc. (charitable foundation);
                                         Director of Faircom,  Inc.; and Trustee Emeritus of Pace
                                         University.


Delayne Dedrick Gold (59) Director      Marketing and Management Consultant; Director of The High
                                         Yield Income Fund, Inc.


* Robert F. Gunia (51)    Vice Presi-   Vice President, Prudential Investments since September 1997;
                          dent and       Executive Vice President and Treasurer (since  December 1996),
                          Director       Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                         President (since March 1987)of Prudential Securities Incorporated
                                         (Prudential Securities); formerly Chief Administrative Officer (July
                                         1990-September 1996), Director (January 1989-September 1996)
                                         and Executive Vice President, Treasurer and Chief Financial Officer
                                         (June 1987-September 1996) of Prudential Mutual Fund
                                         Management, Inc. (PMF), Vice President and Director (since May
                                         1989) of The  Asia Pacific Fund, Inc.; Director of The High Yield
                                         Income Fund, Inc.


Don G. Hoff (62)          Director      Chairman and Chief Executive Officer (since 1980) of  Intertec, Inc.
                                         (investments); Chairman and Chief Executive Officer of The Lamour
                                         Corporation, Inc.; Director of Innovative Capital Management, Inc.
                                         and The Greater China Fund, Inc.; and Chairman and Director of The
                                         Asia Pacific Fund, Inc.


Robert E. LaBlanc (63)    Director      President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                         (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Director of Storage
                                         Technology Corporation, Titan Corporation, Salient 3
                                         Communications, Inc. and Tribune Company; and Trustee of
                                         Manhattan College.

                                      B-19




                           POSITION WITH                    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)       FUND                        DURING PAST FIVE YEARS
                           -------------                   ----------------------

* Mendel A. Melzer (37)    Director      Chief Investment Officer (since October 1996) of Prudential Mutual
                                           Funds; formerly Chief Financial Officer (November 1995-October
                                           1996) of Prudential Investments;  Senior Vice President and Chief
                                           Financial Officer (April 1993-November 1995) of Prudential Preferred
                                           Financial Services; Managing Director (April 1991-April 1993) of
                                           Prudential Investment Advisors and Senior Vice President (July
                                           1989-April 1991) of Prudential Capital Corporation; Chairman and
                                           Director of Prudential Series Fund, Inc.; and Director of The High
                                           Yield Income Fund, Inc.


Robin B. Smith (58)        Director      Chairman (since August 1996) and Chief Executive Officer (since
                                           January 1988), formerly President (September 1981-August 1996)
                                           and Chief Operating Officer (September 1981-December 1988) of
                                           Publishers Clearing House; Director of BellSouth Corporation, Texaco
                                           Inc., Springs Industries Inc. and Kmart Corporation.

Stephen Stoneburn (54)     Director      President and Chief Executive Officer (since June 1996) of Quadrant
                                           Media Corp. (a publishing company); formerly, President (June
                                           1995-June 1996) of Argus Integrated  Media, Inc.; formerly Senior
                                           Vice President and Managing Director, (January 1993-1995) Cowles
                                           Business Media; and Senior Vice President (January 1991-1992)
                                           of Gralla Publications (a division of United Newspapers, U.K.); and
                                           Senior Vice President of Fairchild Publications, Inc.

* Brian M. Storms (44)     President     President (since October 1998) of Prudential Investments; formerly
                           and Director    President (September 1996-October 1998) of Prudential Mutual
                                           Funds, Annuities and  Investment Management Services, Managing
                                           Director (July 1991-September 1996) of Fidelity Investment
                                           Institutional Services Company, Inc., President (October 1989-
                                           September 1991) of J.K. Schofield and Senior Vice President
                                           (September 1982-October 1989) of INVEST Financial Corporation;
                                           President and Director or Trustee of funds within the Prudential
                                           Mutual Funds.


Nancy H. Teeters (67)      Director      Economist; formerly Vice President and Chief Economist (March 1986-
                                           June 1990) of International Business Machines Corporation; Director
                                           (since July 1991) of Inland Steel Corporation; Director of The High
                                           Yield Income Fund, Inc.


Grace C. Torres (39)       Treasurer     First Vice President (sinceDecember 1996) of PIFM; First  Vice
                           and Principal   President (since March 1994) of Prudential Securities; formerly First
                           Financial and   Vice President (March 1994-September 1996), Prudential Mutual
                           Accounting      Fund Management, Inc. and Vice President (July 1989-March 1994)
                           Officer         of Bankers Trust Corporation.


Robert C. Rosselot (38)    Secretary     Assistant General Counsel (since September 1997) of PIFM.
                                           Formerly, partner with the firm of Howard & Howard, Bloomfield
                                           Hills, Michigan (since December 1995) and, prior thereto, Corporate
                                           Counsel, Federated Investors (1990-1995).



                           POSITION WITH          PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)       FUND              DURING PAST FIVE YEARS
-----------------------    -------------         ----------------------
Stephen M. Ungerman (44)   Assistant     Vice President and Tax Director (since
                           Treasurer       March 1996) Prudential Investments;
                                           formerly First Vice President,
                                           Prudential Mutual Fund Management,
                                           Inc. (February 1993-September 1996)
----------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.


* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.


     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The Fund pays each of its Directors who is not an "affiliated" person of PIFM annual compensation of $7,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1998. Below are listed the Directors who have served the Fund during its most recent fiscal year.


                                               COMPENSATION TABLE


                                                                                                        TOTAL 1998
                                                                   PENSION OR                          COMPENSATION
                                                                   RETIREMENT                            FROM FUND
                                                   AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL      AND FUND
                                                 COMPENSATION    AS PART OF FUND     BENEFITS UPON     COMPLEX PAID
          NAME AND POSITION                        FROM FUND        EXPENSES          RETIREMENT      TO DIRECTORS(2)
          -----------------                      ------------   ----------------   ----------------  -----------------
Edward D. Beach--Director ...................         $7,500          None                N/A        $135,000 (44/71)*
Stephen C. Eyre--Former Director ............          7,500          None                N/A          45,000*(14,17)*
Delayne D. Gold--Director ...................          7,500          None                N/A         135,000*(44/71)*
Robert F. Gunia (1)--Director ...............           --            None                N/A           --
Don G. Hoff--Director .......................          7,500          None                N/A          45,000*(14/17)*
Robert F. LaBlanc--Director .................          7,500          None                N/A          45,000*(14,17)*
Mendel A. Melzer (1)--Director ..............           --            None                N/A           --
Richard A. Redeker (1)--Former Director .....           --            None                N/A           --
Robin B. Smith--Director ....................          7,500          None                N/A          90,000*(32/41)*
Stephen Stoneburn--Director .................          7,500          None                N/A          45,000*(14,17)*
Brian M. Storms .............................           --            None                N/A           --
Nancy H. Teeters--Director ..................          7,500          None                N/A          90,000*(26,47)*

----------

Effective January 1997, the annual compensation paid to Directors was reduced to $7,000 in addition to certain out-of-pocket expenses.

  * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from Fund Complex (including the Fund).


(2) Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $116,225 for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the fund rate.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of each Series, which are sold without either an initial sales charge or CDSC to a limited group of investors.


     As of December 21, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of December 21, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of Global Series were: Daniel J. Duane IRA held 12,189 Class Z shares (or approximately 6.93% of the outstanding Class Z shares); Mr. Edward Michael Caulfield and Mrs. Helen B. Caulfield JT Ten held 12,823 Class Z shares (or approximately 7.29% of the outstanding Class Z shares); and Ms. Daniel J. Duane and Ms. Deborah L. Duane TEN COM held 47,781 Class Z shares (or approximately 27.16% of the outstanding Class Z shares) and the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of International Stock Series were: GFL Enterprises, 1911 Rohlwing Rd, Rollings MDWS, Illinois held 28,132 Class Z shares (or approximately 5.45% of the outstanding Class Z shares)].

                     INVESTMENT ADVISORY AND OTHER SERVICES

     (A) INVESTMENT ADVISORS

     The manager of each Series is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of November 30, 1998 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $____ billion and, according to the Investment Company Institute, as of _____________, 1998, the Prudential Mutual Funds were the __th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreements with the Fund with respect to each Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM also administers the Series' corporate affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Series' average daily net assets and 1% of International Stock Series' average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, each Series believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of each Series, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and a Series' personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Series' investment adviser;

          (b) all expenses incurred, by PIFM or by a Series in connection with managing the ordinary course of such Series' business, other than those assumed by such Series as described below;


          (c) with respect to the Global Series, the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or Subadviser) pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement);


          (d) with respect to International Stock Series, the fees payable to Mercator Asset Management, L.P. (Mercator) pursuant to the subadvisory agreement between PIFM and Mercator; and

          (e) with respect to International Stock Series, the costs and expenses payable to PI pursuant to a subadvisory agreement between PIFM and PI.

     Under the terms of the Management Agreements, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or such Series' investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Series and of pricing such Series' shares,
(d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies,
(g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and of its shares with the Securities and Exchange Commission, registering such Series and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.


     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements provide that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the fiscal years ended October 31, 1998, 1997 and 1996, PIFM received management fees of $4,690,703, $5,036,520, and $4,118,594, respectively, from Global Series. For the fiscal years ended October 31, 1998, and 1997, and for the period from October 1, 1996 through October 31, 1996, PIFM received management fees of $4,158,188, $2,932,554 and $162,415, respectively, from the newer International Stock Series.


     With respect to Global Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with PI (the Subadviser), a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Global Series. In connection therewith, PI is obligated to keep certain books and records of the Global Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Global Series by a unit at PI, known as Prudential Mutual Fund Investment Management.


     With respect to International Stock Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with Mercator. The Subadvisory Agreement with Mercator provides that PIFM will compensate Mercator for its services at an annual rate of .75% of International Stock Series' average daily net assets up to and including $50 million, .60% of International Stock Series' average daily net assets in excess of $50 million up to and including $300 million and .45% of International Stock Series' average daily net assets in excess of $300 million. For the fiscal years ended October 31, 1998, and 1997, and for the period from October 1, 1996 through October 31, 1996, Mercator received fees of $2,396,184, $1,834,533 and $103,819, respectively, from PIFM. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. (Mercator, Inc.). On November 30, 1995, Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. As of September 30, 1998, Mercator had approximately $3 billion in assets under management. The Subadvisory Agreement provides that Mercator will furnish investment advisory services in connection with the management of the International Stock Series. In connection therewith, Mercator is obligated to keep certain books and records of the International Stock Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Mercator's performance of such services.


     Portfolio manager Peter Spano and the Mercator Asset Management team are equity specialists with approximately 100 years of combined international investing experience. They primarily use a value investing style in managing the International Stock Series. Using a value investing style, International Stock Series' managers search outside the U.S. for long-term growth from stocks deemed to be underpriced. Mercator's team accesses a substantial network of top equity analysts around the world who are experts in their local markets. The team screens more than 5,500 stocks outside the U.S., selecting approximately 50 significantly undervalued stocks with strong prospects for earnings growth.

     With respect to International Stock Series, and pursuant to a subadvisory agreement with PIFM, PI provides investment advisory services to such Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Stock Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.

     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the relevant Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM, or (i) with respect to International Stock Series, Mercator or PI and (ii) with respect to Global Series, PI, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Series. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Series' distributor.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series under Rule 12b-1under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the Prospectus.

     Each Series' Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Stock Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

GLOBAL SERIES


     CLASS A PLAN. For the fiscal year ended October 31, 1998, Prudential Securities received payments of $377,259 and PIMS received payments of $274,685 under the Class A Plan. These amounts were expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS also received approximately $157,400 and $80,300 in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 1998, Prudential Securities received $1,745,480 and PIMS received payments of $1,152,342 from the Series under the Class B Plan and spent approximately $893,100 and $499,300, respectively, in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $3,400 (.4%) and $0 (0%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $292,700 (32.8%) and $123,300 (24.7%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $597,000 (66.8%) and $376,000 (75.3%), respectively, on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $377,500 (42.3%) and $247,000 (49.6%), respectively, and (ii) an allocation on account of overhead and other branch office distribution expenses $219,500 (84.5%) and $128,600 (25.7%), respectively. The term "overhead and other branch office distribution related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS received approximately $437,600 and $237,700, respectively, in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 1998, Prudential Securities received $58,736 and PIMS received payments of $44,122 from the Series under the Class C Plan and spent approximately $52,100 and $42,400, respectively, in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $900 (1.8%) and $0 (0%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $2,200 (4.3%) and $900 (2.0%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $49,000 (93.9%) and $41,500 (88.0%), respectively, on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $45,900 (88.0%) and $37,600
(88.7%), respectively, and (ii) an allocation on account of overhead and other branch office distribution expenses $3,100 (5.9%) and $3,900 (9.3%), respectively.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS received contingent deferred sales charges of approximately $3,700 and $1,900, respectively.


INTERNATIONAL STOCK SERIES


     CLASS A PLAN. For the fiscal year ended October 31, 1998, Prudential Securities received payments of $60,302 and PIMS received payments of $51,469 under the Class A. Plan. These amounts were expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS also received approximately $126,476 and $76,524, respectively, in initial sales charges.

     CLASS B PLAN. For the fiscal year ended October 31, 1998, Prudential Securities received payments of $558,688 and PIMS received payments of $425,750 from the Series under the Class B Plan and spent approximately $623,100 and $324,200, respectively, in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $19,100 (3.1%) and $0 (0%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $77,100 (12.4%) and $62,500 (18.3%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $526,977 (54.6%) and $279,704 (29.0%), respectively, on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $229,563 (23.8%) and $134,362 (13.9%), respectively, and (ii) an allocation on account of overhead and other branch office distribution-related expenses $297,414 (30.8%) and $145,352 (15.1%), respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, Prudential Securities received approximately $143,900 in contingent deferred sales charges and PIMS received approximately $124,100 in contingent deferred sales charges.

     CLASS C PLAN. For the fiscal year ended October 31, 1998, Prudential Securities received payments of $81,282 and PIMS received payments of $62,164 from the Series under the Class C Plan and spent approximately
$45,600 and $31,900, respectively, in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $4,742 (10.4%) and $0 (0%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $57 (0.1%) and $310 (1.0%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $40,808 (52.7%) and $31,547 (40.77%), respectively, on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $26,670 (34.4%) and $22,299
(28.7%), respectively, and (ii) an allocation on account of overhead and other branch office distribution expenses $14,138 (18.3%) and $9,298 (12.0%), respectively.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, Prudential Securities received contingent deferred sales charges of approximately $6,200 and PIMS received contingent deferred sales charges of approximately $1,700.


     In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 1998, the Fund incurred fees of approximately $2,013,000 for the services of PMFS.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.


     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

           The table presented below shows certain information regarding the payment of commissions by Global Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1998.

                                                                                    FISCAL YEARS ENDED OCTOBER 31,
                                                                                --------------------------------------
                                                                                   1998          1997          1996
                                                                                ----------    ----------    ----------

Total brokerage commissions paid by the Fund ...............................    $1,836,706    $2,048,227    $1,544,620
Total brokerage commissions paid to Prudential Securities ..................    $   18,700    $    7,900    $   40,100
Percentage of total brokerage commissions paid to Prudential Securities ....           1.0%           .4%          2.6%
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential Securities .............           1.4%           .3%          2.0%

     Of the total brokerage commissions, none were paid to firms which provided research, statistical or other services to PIFM during the fiscal year ended October 31, 1998.

     The table presented below shows certain information regarding the payment of commissions by International Stock Series, including the amount of such commissions paid to Prudential Securities, for the following periods:

                                                                                  FISCAL YEARS ENDED
                                                                                      OCTOBER 31,             OCTOBER 1, 1996
                                                                                -------------------------        THROUGH
                                                                                  1998             1997      OCTOBER 31, 1996
                                                                                ---------        --------    ----------------


Total brokerage commissions paid by the Fund ...............................    $342,294        $583,271        $45,000
Total brokerage commissions paid to Prudential Securities ..................    $      0        $      0        $     0
Percentage of total brokerage commissions paid to
  Prudential Securities ....................................................           0%              0%             0%
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential
  Securities ...............................................................           0%              0%             0%

     Of the total brokerage commissions, none were paid to firms which provided research, statistical or other services to PIFM during the fiscal year ended October 31, 1998.

                         CAPITAL STOCK AND ORGANIZATION


     THE FUND IS AUTHORIZED TO ISSUE 1 BILLION SHARES OF COMMON STOCK, $.01 PER SHARE WHICH ARE CURRENTLY DIVIDED INTO TWO PORTFOLIOS OR SERIES, GLOBAL SERIES AND INTERNATIONAL STOCK SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.


     The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

     The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

     Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

     Each class represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

     PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Global Series or International Stock Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

           If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value."


           In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Series or International Stock Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the series' investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold at a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 1998, the maximum offering price of the Series' shares is as follows:




                                                                               INTERNATIONAL
                                                              GLOBAL SERIES    STOCK SERIES
                                                              -------------    ------------

CLASS A
Net asset value and redemption price per Class A share .....       $16.16          $18.33
Maximum sales charge (5% of offering price) ................          .85             .96
                                                                   ------          ------
Offering price to public ...................................       $17.01          $19.29
                                                                   ======          ======
CLASS B
Net asset value, offering price and redemption price
per Class B share* .........................................       $15.26          $18.18
                                                                   ======          ======
CLASS C
Net asset value and redemption price per Class C share* ....       $15.25          $18.18
Maximum sales charge (1% of offering price) ................          .15             .18
                                                                   ------          ------
Offering price to public ...................................       $15.40          $18.36
                                                                   ======          ======
CLASS Z
Net asset value, offering price and redemption price
per Class Z share ..........................................       $16.23          $18.38
                                                                   ======          ======

----------

  * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:

     If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALE CHARGES--CLASS A SHARES

      Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

      For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

      An eligible group of related Series investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's and spouse's Individual Retirement Account
               (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

      LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Portfolio and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

      For purposes of the Investment Letter of Intent, all shares of each Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


     The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participant in any retirement or group plans.

CLASS B AND CLASS C SHARES

     The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

      Class Z shares of each Series may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (i) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (ii) the Series is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the

Transfer Agent. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of a Series through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your Dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your Dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your Dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Series Values their Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of each Series, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent either directly or through The Distributor of your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                              CONTINGENT DEFERRED SALES
                                               CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                    OF DOLLARS INVESTED OR
           PAYMENT MADE                          REDEMPTION PROCEEDS
        -------------------                   -------------------------
        First ................................           5.0%
        Second ...............................           4.0%
        Third ................................           3.0%
        Fourth ...............................           2.0%
        Fifth ................................           1.0%
        Sixth ................................           1.0%
        Seventh ..............................           None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy (with right of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59-1/2; or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59-1/2 and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


      Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     In connection with waivers of the CDSC, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of a
mental impairment which can be            trust, the grantor) is permanently
expected to result in death or to be      disabled. The letter must also
of long-continued and indefinite          indicate the date of disability.
duration.


Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account                         the custodial firm indicating (i) the
                                          date of birth of the shareholder
                                          and (ii) that the shareholder is over
                                          age 59-1/2 and is taking a normal
                                          distribution--signed by the
                                          shareholder.


Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder
                                          (for an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

     The CDSC is reduced on redemptions of Class B shares of Global Series purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Series in one year and an additional $450,000 of Class B shares in the following year with the result that the aggregate cost of your Class B shares of Global Series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                          CONTINGENT DEFERRED SALES CHARGE
                                         AS A PERCENTAGE OF DOLLARS INVESTED
                                                OR REDEMPTION PROCEEDS
YEAR SINCE PURCHASE                   ------------------------------------------
   PAYMENT MADE                       $500,001 TO $1 MILLION     OVER $1 MILLION
-------------------                   ----------------------     ---------------
First .............................            3.0%                    2.0%
Second ............................            2.0%                    1.0%
Third .............................            1.0%                      0%
Fourth and thereafter .............              0%                      0%

     You must notify the Series' Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

      PruArray or SmartPath Plan. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray and SmartPath programs.

CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

     Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

              Prudential California Municipal Fund
                (California Money Market Series)

              Prudential Government Securities Trust
                (Money Market Series)
                (U.S. Treasury Money Market Series)

              Prudential Municipal Series Fund
                (Connecticut Money Market Series)
                (Massachusetts Money Market Series)
                (New Jersey Money Market Series)
                (New York Money Market Series)

              Prudential Money Mart Assets (Class A Shares)

              Prudential Tax-Free Money Fund

CLASS B AND CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                $100,000    $150,000    $200,000    $250,000
--------------------                --------    --------    --------    --------
25 Years ........................    $  105      $  158     $  210      $  263
20 Years ........................       170         255        340         424
15 Years ........................       289         433        578         722
10 Years ........................       547         820      1,093       1,366
5 Years .........................     1,361       2,041      2,721       3,402

     See "Automatic Savings Accumulation Plan."

----------

     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Series monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS            PERSONAL
             MADE OVER:              SAVINGS                 IRA
            -----------              --------             --------
            10 years                 $ 26,165             $ 31,291
            15 years                   44,676               58,649
            20 years                   68,109               98,846
            25 years                   97,780              157,909
            30 years                  135,346              244,692

     (1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial

Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of each Series' net asset value to be as of 4:15 P.M., New York time.


     Under the Investment Company Act, the Directors are responsible for determining in good faith fair value of securities of each Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the fund's Board of Directors.


     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors; cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Series will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Series' shares shall be determined at the time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Series' ability to invest in other types of assets.

     As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses, recognize gain or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.


     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


     Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series and a limitation on the deductibility of interest or other charges incurred to purchase or carry such positions.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. Because the election to treat a PFIC as a qualifying electing Fund cannot be made without the provision of certain information by the PFIC, a Series may not be able to make such an election. For taxable years of each Series beginning after December 31, 1997, if a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

     Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends-received deduction for corporations.

     Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income purposes in each share so received equal to the net asset value of a share of the Series on the reinvestment date.

     Any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     If a shareholder who acquires shares of the Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

     Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

     Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

     If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

     Distributions may be subject to additional state and local taxes.


                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                            P(1+T)(superior n) = ERV

     Where: P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.
          ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


     GLOBAL SERIES: The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 1998 was 0.42%, 8.68% and 8.01%, respectively. The average annual total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1998 was 0.05%, 8.90% and 7.78%, respectively. The average annual total return for Class C shares for the one year and since-inception (August 1, 1994) periods ended October 31, 1998 was 3.90% and 8.61%, respectively. The average annual total return for Class Z shares of Global Series for the one year and since-inception (March 1, 1996) periods ended October 31, 1998 was 5.97% and 10.04%, respectively.


     INTERNATIONAL STOCK SERIES: Class A, Class B and Class C shares were first offered in September 1996. The average annual total return for Class A, Class B and Class C shares for the one year period ended October 31, 1998 was (1.34)%, (1.95)% and 2.05%, respectively. The average annual total return for Class A, Class B and Class C shares for the since-inception (September 22, 1996) period ended October 31, 1998 was 5.39%, 5.84% and 7.17%, respectively. The average annual total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 1998 was 4.08%, 9.81% and 12.93%, respectively.


     YIELD. A Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                   a-b
                      YIELD = 2 [(----- + 1)(superior 6)-1]
                                   cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Yields for a Series will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of such Series income and expenses.

     AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Series and is computedaccording to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:    P = a hypothetical initial payment of $1000.
        ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     GLOBAL SERIES: The aggregate total return with respect to the Class A shares of Global Series for the one year, five year and since-inception (January 22, 1990) periods ended October 31, 1998 was 5.71%, 59.60% and 106.98%, respectively. The aggregate total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1998 was 4.95%, 54.17% and 11.57%, respectively. The aggregate total return for Class C shares for the one year and since-inception (August 1, 1994) periods ended October 31, 1998 was 4.90% and 42.03%, respectively. The aggregate total return for Class Z shares of Global Series for the one year and since-inception (March 1, 1996) periods ended October 31, 1998 was 5.97% and 29.07%, respectively.

     INTERNATIONAL STOCK SERIES: The aggregate total return with respect to the Class A shares of International Stock Series for the one year and since-inception (September 23, 1996) periods ended October 31, 1998 was 3.85% and 17.55%, respectively. The aggregate total return with respect to the Class
B shares of the International Stock Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1998 was 3.05% and 15.67%, respectively. The aggregate total return with respect to the Class C shares of the Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1998 was 3.05% and 15.67%, respectively. The aggregate total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 1998 was 4.08%, 59.66% and 106.78%, respectively.

     From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                        -------------------------------------

                            PERFORMANCE
                            COMPARISON OF DIFFERENT
                            TYPES OF INVESTMENTS
                            OVER THE LONG TERM
                            (1/1926 - 9/1997)

                        Common Stocks.................. 11.0%
                        Long-Term Govt. Bonds..........  5.1%
                        Inflation......................  3.1%

                        -------------------------------------

----------

     (1) Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1997 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                                    PRUDENTIAL WORLD FUND, INC.
Portfolio of Investments as of October 31, 1998     GLOBAL SERIES
------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--90.2%
COMMON STOCKS--89.1%
------------------------------------------------------------
Australia--1.9%
  328,300   AMP Ltd.(a)                           $   3,902,209
  307,600   Brambles Industries, Ltd.                 6,740,656

1,565,400   FXF Trust(a)                                185,743

                                                  -------------
                                                     10,828,608
------------------------------------------------------------
Federal Republic of Germany--2.4%
  82,916    Mannesmann AG                             8,170,793
  13,128    SAP AG                                    5,515,966
                                                  -------------
                                                     13,686,759
------------------------------------------------------------
Finland--2.6%
 163,900    Nokia Oyj, Ser. A                        14,942,961
------------------------------------------------------------
France--9.9%
  79,200    Elf Aquitaine SA                          9,179,092
  64,313    Etablissements Economiques du
               Casino Guichard-Perrachon SA           6,410,434
  40,300    Legrand SA                               10,285,652
  28,800    Pinault-Printemps-Redoute SA              4,827,686
  45,500    Suez Lyonnaise des Eaux                   8,160,148
 239,000    Thomson CSF                               8,314,167
 107,600    Valeo SA                                  9,328,695
                                                  -------------
                                                     56,505,874
------------------------------------------------------------
Ireland--2.1%
 668,800    Bank of Ireland                          12,231,306
------------------------------------------------------------
Italy--4.7%
1,134,000   Telecom Italia SpA                        8,208,858
3,447,700   Unicredito Italiano SpA                  18,533,757
                                                  -------------
                                                     26,742,615
Japan--4.4%
 123,000    Honda Motor Co., Ltd.                 $   3,702,271
     868    Nippon Telegraph & Telephone Corp.        6,807,843
 900,000    Olympus Optical Co., Ltd                  9,287,926
 105,000    Takefuji Corp.                            5,607,585
                                                  -------------
                                                     25,405,625
------------------------------------------------------------
Netherlands--2.8%
 175,000    ING Groep N.V.                            8,477,574
 196,700    Koninklijke Numico N.V.                   7,747,414
                                                  -------------
                                                     16,224,988
------------------------------------------------------------
Spain--4.1%
 806,399    Banco Central Hispanoamericano SA         8,917,932
 326,735    Telefonica de Espana SA                  14,778,711
                                                  -------------
                                                     23,696,643
------------------------------------------------------------
Sweden--4.4%
  140,000   Drott AB, Ser. B(a)                       1,078,029
  133,300   Hennes & Mauritz AB, Ser. B               9,409,009

1,648,000   Nordbanken Holding AB                     9,898,152

  140,000   Skanska AB, Ser. B                        4,617,556
                                                  -------------
                                                     25,002,746
------------------------------------------------------------
Switzerland--2.5%
   5,800    Novartis AG                              10,472,878
  13,592    Union Bank of Switzerland AG              3,736,719
                                                  -------------
                                                     14,209,597
------------------------------------------------------------
United Kingdom--11.9%
 711,034    Bank of Scotland(a)                       7,724,853
 163,307    Coca Cola Beverages PLC(a)                  344,453
 591,200    GKN PLC                                   7,184,990
 248,300    Glaxo Wellcome PLC                        7,714,536

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

                                                    PRUDENTIAL WORLD FUND, INC.
Portfolio of Investments as of October 31, 1998     GLOBAL SERIES
------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
United Kingdom (cont'd.)
  767,300   Hays PLC                              $  11,303,242
  541,000   Johnson Matthey PLC                       3,033,872
  710,050   Royal & Sun Alliance Insurance
               Group PLC                              6,501,767

1,639,200   Siebe PLC                                 6,722,846

1,301,490   Vodafone Group PLC                       17,429,541
                                                  -------------
                                                     67,960,100
------------------------------------------------------------
United States--35.4%
 372,200    Belo (A.H.) Corp.                         6,769,388
 114,050    Cisco Systems, Inc.(a)                    7,185,150
 148,200    Citigroup, Inc.                           6,974,663
 142,200    Computer Sciences Corp.(a)                7,501,050
  47,000    Consolidated Stores Corp.(a)                772,563
 239,700    Disney (Walt) Co.                         6,456,919
 208,800    Electronic Arts, Inc.(a)                  8,586,900
 357,500    Healthsouth Corp.(a)                      4,334,688
 181,900    MCI WorldCom, Inc.(a)                    10,049,975
 133,100    Microsoft Corp.(a)                       14,091,962
  63,900    Mobil Corp.                               4,836,431
 139,800    Office Depot, Inc.(a)                     3,495,000
  31,400    Pfizer, Inc.                              3,369,613
 271,800    PMC-Sierra, Inc.(a)                      12,197,025
 331,800    Safeway Inc.(a)                          15,864,187
 136,600    SCI Systems Inc.(a)                       5,395,700
  93,400    Solectron Corp.(a)                        5,347,150
 325,000    Tenet Healthcare Corp.(a)                 9,079,687
 153,000    Texas Instruments, Inc.                   9,782,437
 381,100    The Limited, Inc.                         9,765,687
 151,800    Time Warner, Inc.                        14,088,937
 185,400    Transocean Offshore, Inc.                 6,848,213
 283,700    USA Networks, Inc.(a)                 $   6,383,250
  47,800    Warner-Lambert Co.                        3,746,325
 213,200    Waste Management, Inc.                    9,620,650
  26,700    Wells Fargo & Co.                         9,879,000
                                                  -------------
                                                    202,422,550
            Total common stocks
               (cost US$368,708,418)                509,860,372
                                                  -------------
PREFERRED STOCKS--1.1%
------------------------------------------------------------
Federal Republic of Germany--1.1%
   8,700    Wella AG
               (cost US$6,471,737)                $   6,258,993
                                                  -------------
            Total long-term investments
               (cost US$375,180,155)                516,119,365
                                                  -------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--4.3%
------------------------------------------------------------
Repurchase Agreements
            Joint Repurchase Agreement Account,
 $24,856    5.40%, 11/02/98
               (cost US$24,856,000; Note 5)          24,856,000
------------------------------------------------------------
Total Investments--94.5%
            (cost US$400,036,155; Note 4)           540,975,365
            Other assets in excess of
               liabilities--5.5%                     31,326,962
                                                  -------------
            Net Assets--100%                      $ 572,302,327
                                                  -------------
                                                  -------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Portfolio of Investments as of October 31, 1998
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1998 was as follows:

Banking...............................................   11.9%
Telecommunications....................................   10.0
Retail................................................    8.8
Computer Software & Services..........................    7.5
Electronic Components.................................    5.7
Electrical & Electronics..............................    4.9
Finance...............................................    4.2
Broadcasting & Publishing.............................    3.7
Automobiles & Auto Parts..............................    3.6
Business and Public Services..........................    3.2
Telecommunications Equipment..........................    2.6
Machinery & Engineering...............................    2.6
Drugs & Medical Supplies..............................    2.6
Health Services.......................................    2.3
Building & Construction...............................    2.2
Medical Products......................................    1.8
Insurance.............................................    1.8
Waste Management......................................    1.7
Oil & Gas Exploration/Production......................    1.6
Food & Household Products.............................    1.4
Oil Services..........................................    1.2
Media & Communications................................    1.1
Leisure & Tourism.....................................    1.1
Cosmetics.............................................    1.1
Energy Sources........................................    0.8
Precious Metals.......................................    0.5
Real Estate...........................................    0.2
Food & Beverage.......................................    0.1
Repurchase Agreement..................................    4.3
                                                        -----
                                                         94.5%
Other assets in excess of liabilities.................    5.5
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

                                                    PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities                 GLOBAL SERIES
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1998
Investments, at value (cost US$400,036,155)...............................................................        $540,975,365
Foreign currency, at value (cost US$42,386,438)...........................................................          43,682,014
Cash......................................................................................................             195,820
Dividends and interest receivable.........................................................................           1,114,440
Receivable for investments sold...........................................................................             792,174
Receivable for Series shares sold.........................................................................             433,279
Deferred expenses and other assets........................................................................              13,609
                                                                                                                ----------------
   Total assets...........................................................................................         587,206,701
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           6,319,322
Forward currency contracts - amount payable to counterparties.............................................           3,885,506
Payable for Series shares reacquired......................................................................           3,529,797
Accrued expenses and other liabilities....................................................................             516,920
Management fee payable....................................................................................             337,902
Distribution fee payable..................................................................................             254,843
Withholding taxes payable.................................................................................              60,084
                                                                                                                ----------------
   Total liabilities......................................................................................          14,904,374
                                                                                                                ----------------
Net Assets................................................................................................        $572,302,327
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    364,439
   Paid-in capital in excess of par.......................................................................         407,982,867
                                                                                                                ----------------
                                                                                                                   408,347,306
   Accumulated net investment loss........................................................................          (9,033,099)
   Accumulated net realized gain on investments...........................................................          34,590,440
   Net unrealized appreciation on investments and foreign currencies......................................         138,397,680
                                                                                                                ----------------
Net assets, October 31, 1998..............................................................................        $572,302,327
                                                                                                                ----------------
                                                                                                                ----------------

Class A:
   Net asset value and redemption price per share
      ($251,017,652 (divided by) 15,533,137 shares of common stock issued and outstanding)................              $16.16
   Maximum sales charge (5% of offering price)............................................................                 .85
                                                                                                                ----------------
   Maximum offering price to public.......................................................................              $17.01
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($274,248,295 (divided by) 17,969,960 shares of common stock issued and outstanding)................              $15.26
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($10,698,337 (divided by) 701,696 shares of common stock issued and outstanding)....................              $15.25
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($36,338,043 (divided by) 2,239,062 shares of common stock issued and outstanding)..................              $16.23
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                  October 31,
Net Investment Income                                1998
Income
   Dividends (net of foreign withholding taxes
      of $755,271).............................   $ 6,956,214
   Interest....................................       841,537
                                                  -----------
      Total income.............................     7,797,751
                                                  -----------
Expenses
   Management fee..............................     4,690,703
   Distribution fee--Class A...................       651,935
   Distribution fee--Class B...................     2,897,822
   Distribution fee--Class C...................       102,858
   Transfer agent's fees and expenses..........     1,600,000
   Custodian's fees and expenses...............       500,000
   Reports to shareholders.....................       130,000
   Registration fees...........................        62,000
   Audit fee...................................        35,000
   Directors' fees.............................        30,000
   Legal fees and expenses.....................        20,000
   Insurance expense...........................         9,000
   Miscellaneous...............................        13,255
                                                  -----------
      Total operating expenses.................    10,742,573
   Loan interest expense.......................         2,624
                                                  -----------
      Total expenses...........................    10,745,197
                                                  -----------
Net investment loss............................    (2,947,446)
                                                  -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.....................    33,532,588
   Foreign currency transactions...............     1,073,851
                                                  -----------
                                                   34,606,439
                                                  -----------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.................................     5,310,151
   Foreign currencies..........................    (2,492,026)
                                                  -----------
                                                    2,818,125
                                                  -----------
Net gain on investments and foreign
   currencies..................................    37,424,564
                                                  -----------
Net Increase in Net Assets
Resulting from Operations......................   $34,477,118
                                                  -----------
                                                  -----------

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended October 31,
in Net Assets                          1998              1997
Operations
   Net investment loss..........  $   (2,947,446)   $   (2,282,791)
   Net realized gain on
      investment and foreign
      currency transactions.....      34,606,439        65,592,973
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies................       2,818,125        17,698,660
                                  --------------    --------------
   Net increase in net assets
      resulting from
      operations................      34,477,118        81,008,842
                                  --------------    --------------
Dividends and distributions
   (Note 1)
   Distributions in excess of
      net investment income
      Class A...................      (1,600,133)         (672,140)
      Class B...................        (202,372)         (955,146)
      Class C...................            (786)          (22,662)
      Class Z...................        (393,824)         (115,267)
                                  --------------    --------------
                                      (2,197,115)       (1,765,215)
                                  --------------    --------------
   Distributions from net
      realized capital gains
      Class A...................     (26,120,391)      (17,584,834)
      Class B...................     (35,471,585)      (24,988,935)
      Class C...................      (1,046,952)         (592,898)
      Class Z...................      (4,423,383)       (3,015,652)
                                  --------------    --------------
                                     (67,062,311)      (46,182,319)
                                  --------------    --------------
Series share transactions (net
   of share conversions) (Note
   7)
   Proceeds from shares sold....     423,854,618     1,364,574,496
   Net asset value of shares
      issued in reinvestment of
      distributions.............      66,072,062        45,634,720
   Cost of shares reacquired....    (530,585,329)   (1,405,314,341)
                                  --------------    --------------
Net increase (decrease) in net
   assets from Series share
   transactions.................     (40,658,649)        4,894,875
                                  --------------    --------------
Total increase (decrease).......     (75,440,957)       37,956,183
Net Assets
Beginning of year...............     647,743,284       609,787,101
                                  --------------    --------------
End of year(a)..................  $  572,302,327    $  647,743,284
                                  --------------    --------------
                                  --------------    --------------
---------------
(a) Includes undistributed net
    investment income (loss)
    of..........................  $   (9,033,099)   $    2,071,347
                                  --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------

Prudential World Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the Global Series and the International Stock Series. The Global Series (the "Series") commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts
--------------------------------------------------------------------------------
                                      B-53

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------
from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to increase accumulated net investment loss and increase accumulated net realized gain on investment by $5,959,885 for realized foreign currency losses and mark to market of passive foreign investment companies during the year ended October 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, B, C and Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PSI for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .93 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 1998.

PSI and PIMS have advised the Series that they received approximately $237,700 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
--------------------------------------------------------------------------------
                                      B-54

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------
PSI and PIMS have advised the Series that during the year ended October 31, 1998, they received approximately $675,300 and $5,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PSI, PIFM, PIC amd PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates


Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 1998, the Series incurred fees of approximately $1,278,800 for the services of PMFS. As of October 31, 1998, approximately $102,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.


For the year ended October 31, 1998, PSI and/or its foreign affiliates earned approximately $18,700 in brokerage commissions from portfolio transactions executed on behalf of the Series.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 were $357,898,413 and $495,054,333, respectively.

The United States federal income tax basis of the Series' investments at October 31, 1998 was $414,281,115 and, accordingly, net unrealized appreciation for federal income tax purposes was $126,694,250 (gross unrealized appreciation--$143,619,397; gross unrealized depreciation--$16,925,147).

At October 31, 1998, the Fund had outstanding forward currency contracts, to sell foreign currencies, as follows:

                             Value at
Foreign Currency          Settlement Date      Current
 Sale Contracts             Receivable          Value        Depreciation
----------------------    ---------------     ----------     -------------
Japanese Yen,
 expiring 12/23/98....      $ 4,000,000       $4,539,308      $  (539,308)
Japanese Yen,
 expiring 12/24/98....        4,000,000        4,539,022         (539,022)
Japanese Yen,
 expiring 2/16/99.....        2,650,000        3,279,201         (629,201)

Japanese Yen,
 expiring 2/17/99.....      $ 2,400,000       $2,963,949      $  (563,949)
Japanese Yen,
 expiring 3/17/99.....        3,922,000        4,451,090         (529,090)
Japanese Yen,
 expiring 3/17/99.....        1,178,000        1,337,536         (159,536)
Japanese Yen,
 expiring 4/1/99......        6,106,870        7,032,270         (925,400)
                                                             -------------
                                                              $(3,885,506)
                                                             -------------
                                                             -------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1998, the Series had a 2.6% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $24,856,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,935,719.

Salomon Smith Barney, Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,365,298.

Deutsche Morgan Grenfell, Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest was $265,200,735.

SBC Warburg Dillion Read, Inc., 5.38%, in the principal amount of $160,825,000, repurchase price $160,897,103, due 11/2/98. The value of the collateral including accrued interest was $164,045,205.
------------------------------------------------------------
Note 6. Borrowings

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is
--------------------------------------------------------------------------------
                                      B-55

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------
$200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

The Series utilized the line of credit during the year ended October 31, 1998. The average daily balance the Series had outstanding during the year was approximately $42,436 at a weighted average interest rate of approximately 6.18%.
------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................   10,859,321    $   181,121,938
Shares issued in reinvestment of
  distributions..................    1,785,945         26,321,425
Shares reacquired................  (13,130,954)      (219,688,490)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (485,688)       (12,245,127)
Shares issued upon conversion
  from Class B...................    1,078,095         18,014,302
                                   -----------    ---------------
Net increase in shares
  outstanding....................      592,407    $     5,769,175
                                   -----------    ---------------
                                   -----------    ---------------


Year ended October 31, 1997:
Shares sold......................   56,776,730    $   973,808,525
Shares issued in reinvestment of
  distributions..................    1,094,293         17,300,775
Shares reacquired................  (58,304,729)    (1,006,429,177)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (433,706)       (15,319,877)
Shares issued upon conversion
  from Class B...................    1,249,160         21,616,884
                                   -----------    ---------------
Net increase in shares
  outstanding....................      815,454    $     6,297,007
                                   -----------    ---------------
                                   -----------    ---------------
Class B
---------------------------------
Year ended October 31, 1998:
Shares sold......................    9,903,606    $   155,002,590
Shares issued in reinvestment of
  distributions..................    2,422,180         33,924,667
Shares reacquired................  (13,616,672)      (212,628,656)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (1,290,886)       (23,701,399)
Shares reacquired upon conversion
  into Class A...................   (1,137,864)       (18,014,302)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,428,750)   $   (41,715,701)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   18,853,519    $   309,413,543
Shares issued in reinvestment of
  distributions..................    1,627,339         24,605,095
Shares reacquired................  (19,260,790)      (317,569,948)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................    1,220,068         16,448,690
Shares reacquired upon conversion
  into Class A...................   (1,309,346)       (21,616,884)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (89,278)   $    (5,168,194)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Year ended October 31, 1998:
Shares sold......................    2,738,671    $    42,979,629
Shares issued in reinvestment of
  distributions..................       73,474          1,028,570
Shares reacquired................   (2,734,648)       (43,156,490)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       77,497    $       851,709
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................    1,634,289    $    28,057,761
Shares issued in reinvestment of
  distributions..................       39,547            597,939
Shares reacquired................   (1,531,715)       (26,428,611)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      142,121    $     2,227,089
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                      B-56

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------

Class Z                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    2,663,009    $    44,750,461
Shares issued in reinvestment of
  distributions..................      324,879          4,797,400
Shares reacquired................   (3,307,909)       (55,111,693)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (320,021)   $    (5,563,832)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................    3,048,281    $    53,294,667
Shares issued in reinvestment of
  distributions..................      197,534          3,130,911
Shares reacquired................   (3,114,617)       (54,886,605)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      131,198    $     1,538,973
                                   -----------    ---------------
                                   -----------    ---------------

------------------------------------------------------------
Note 8. Dividends

On December 11, 1998, the Board of Directors of the Series declared the following long-term capital gain distribution of $.60 per share for all classes and ordinary income dividends of $.14, $.02, $.01 and $.18 per share for Class A, B, C and Z respectively, payable on December 15, 1998 to shareholders of record on December 14, 1998.
--------------------------------------------------------------------------------
                                      B-57

                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights                                GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                            Class A
                                                  -----------------------------------------------------------
                                                                    Year Ended October 31,
                                                  -----------------------------------------------------------
                                                  1998(a)        1997         1996       1995(a)      1994(a)
                                                  --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  17.27     $  16.62     $  15.52     $  14.89     $ 13.17
                                                  --------     --------     --------     --------     -------
Income from investment operations
Net investment income (loss)..................        (.02)        (.01)       --             .01        (.04)
Net realized and unrealized gain on investment
   and foreign currency transactions..........         .82         1.96         1.83          .81        1.76
                                                  --------     --------     --------     --------     -------
   Total from investment operations...........         .80         1.95         1.83          .82        1.72
                                                  --------     --------     --------     --------     -------
Less distributions
Distributions in excess of net investment
   income.....................................        (.11)        (.05)       --           --          --
Distributions from net realized capital
   gains......................................       (1.80)       (1.25)        (.73)        (.19)      --
                                                  --------     --------     --------     --------     -------
   Total distributions........................       (1.91)       (1.30)        (.73)        (.19)      --
                                                  --------     --------     --------     --------     -------
Net asset value, end of year..................    $  16.16     $  17.27     $  16.62     $  15.52     $ 14.89
                                                  --------     --------     --------     --------     -------
                                                  --------     --------     --------     --------     -------
TOTAL RETURN(b):..............................        5.71%       12.42%       12.33%        5.74%      13.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $251,018     $258,080     $234,700     $222,002     $73,815
Average net assets (000)......................    $260,774     $265,380     $222,948     $174,316     $58,455
Ratios to average net assets:
   Expenses, including distribution fees......        1.38%        1.39%        1.45%        1.51%       1.55%
   Expenses, excluding distribution fees......        1.13%        1.14%        1.20%        1.26%       1.30%
   Net investment income (loss)...............        (.14)%        .01%        (.04)%        .10%       (.29)%
For Class A, B, C and Z shares:
Portfolio turnover rate.......................          61%          64%          52%          50%         49%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights                                GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                            Class B
                                                  ------------------------------------------------------------
                                                                     Year Ended October 31,
                                                  ------------------------------------------------------------
                                                  1998(a)        1997         1996       1995(a)      1994(a)
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  16.42     $  15.96     $  15.03     $  14.53     $  12.94
                                                  --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)..................        (.13)        (.12)        (.08)        (.11)        (.13)
Net realized and unrealized gain on investment
   and foreign currency transactions..........         .78         1.88         1.74          .80         1.72
                                                  --------     --------     --------     --------     --------
   Total from investment operations...........         .65         1.76         1.66          .69         1.59
                                                  --------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment
   income.....................................        (.01)        (.05)       --           --           --
Distributions from net realized capital
   gains......................................       (1.80)       (1.25)        (.73)        (.19)       --
                                                  --------     --------     --------     --------     --------
   Total distributions........................       (1.81)       (1.30)        (.73)        (.19)       --
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $  15.26     $  16.42     $  15.96     $  15.03     $  14.53
                                                  --------     --------     --------     --------     --------
                                                  --------     --------     --------     --------     --------
TOTAL RETURN(b):..............................        4.95%       11.70%       11.57%        4.98%       12.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $274,248     $335,007     $326,978     $268,498     $410,520
Average net assets (000)......................    $312,569     $350,518     $294,230     $287,656     $345,771
Ratios to average net assets:
   Expenses, including distribution fees......        2.06%        2.07%        2.12%        2.19%        2.24%
   Expenses, excluding distribution fees......        1.13%        1.14%        1.20%        1.27%        1.30%
   Net investment loss........................        (.82)%       (.68)%       (.67)%       (.84)%       (.97)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights                                GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                            Class C
                                                  -----------------------------------------------------------
                                                                                                   August 1,
                                                                                                    1994(c)
                                                            Year Ended October 31,                  Through
                                                  -------------------------------------------     October 31,
                                                  1998(a)      1997        1996       1995(a)       1994(a)
                                                  -------     -------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 16.41     $ 15.96     $ 15.03     $14.53        $ 14.03
                                                  -------     -------     -------     -------         -----
Income from investment operations
Net investment income (loss)..................       (.14)       (.11)       (.05)      (.11 )         (.03)
Net realized and unrealized gain on investment
   and foreign currency transactions..........        .78        1.86        1.71        .80            .53
                                                  -------     -------     -------     -------         -----
   Total from investment operations...........        .64        1.75        1.66        .69            .50
                                                  -------     -------     -------     -------         -----
Less distributions
Distributions in excess of net investment
   income.....................................      (d)          (.05)      --          --           --
Distributions from net realized capital
   gains......................................      (1.80)      (1.25)       (.73)      (.19 )       --
                                                  -------     -------     -------     -------         -----
   Total distributions........................      (1.80)      (1.30)       (.73)      (.19 )       --
                                                  -------     -------     -------     -------         -----
Net asset value, end of period................    $ 15.25     $ 16.41     $ 15.96     $15.03        $ 14.53
                                                  -------     -------     -------     -------         -----
                                                  -------     -------     -------     -------         -----
TOTAL RETURN(b):..............................       4.90%      11.63%      11.57%      4.98 %         3.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $10,698     $10,244     $ 7,693     $3,733        $ 1,205
Average net assets (000)......................    $10,286     $ 9,093     $ 5,516     $2,284        $   630
Ratios to average net assets:
   Expenses, including distribution fees......       2.13%       2.14%       2.20%      2.25 %         2.63%(e)
   Expenses, excluding distribution fees......       1.13%       1.14%       1.20%      1.25 %         1.63%(e)
   Net investment loss........................       (.90)%      (.75)%      (.72)%     (.76 )%       (1.21)%(e)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Distribution in excess of net investment income was $.001.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights                                GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                   Class Z
                                                  ------------------------------------------
                                                                                  March 1,
                                                                                   1996(c)
                                                    Year Ended October 31,         Through
                                                  --------------------------     October 31,
                                                   1998(a)          1997            1996
                                                  ----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $  17.35        $ 16.65         $ 15.42
                                                  ----------     -----------     -----------
Income from investment operations
Net investment income (loss)..................          .02            .04             .06
Net realized and unrealized gain on investment
   and foreign currency transactions..........          .82           1.96            1.18
                                                  ----------     -----------     -----------
   Total from investment operations...........          .84           2.00            1.24
                                                  ----------     -----------     -----------
Less distributions
Distributions in excess of net investment
   income.....................................         (.16)          (.05)         --
Distributions from net realized capital
   gains......................................        (1.80)         (1.25)           (.01)
                                                  ----------     -----------     -----------
   Total distributions........................        (1.96)         (1.30)           (.01)
                                                  ----------     -----------     -----------
Net asset value, end of period................     $  16.23        $ 17.35         $ 16.65
                                                  ----------     -----------     -----------
                                                  ----------     -----------     -----------
TOTAL RETURN(b):..............................         5.97%         12.72%           8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $ 36,338        $44,412         $40,416
Average net assets (000)......................     $ 41,799        $46,545         $26,452
Ratios to average net assets:
   Expenses, including distribution fees......         1.13%          1.14%           1.20%(d)
   Expenses, excluding distribution fees......         1.13%          1.14%           1.20%(d)
   Net investment income......................          .12%           .27%            .55%(d)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

                                                    PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants                   GLOBAL SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc., Global Series


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc., Global Series (the "Fund", one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 13, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 1998

                                                    PRUDENTIAL WORLD FUND, INC.
Federal Income Tax Information (Unaudited)          GLOBAL SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1998, dividends were paid of $.16, $.06, $.051 and $.21 per share (representing net investment income and short-term capital gains) for Class A, B, C and Z shares respectively, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $1.75 which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Series has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended October 31, 1998 the Series intends on passing through 31% of ordinary income distributions as a foreign tax credit.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

                                                    PRUDENTIAL WORLD FUND, INC.
Portfolio of Investments as of October 31, 1998     INTERNATIONAL STOCK SERIES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--87.6%
COMMON STOCKS
------------------------------------------------------------
Argentina--2.7%
 166,000     Telecom Argentina (ADR)               $  5,353,500
 201,800     YPF Sociedad Anonima (ADR)               5,839,588
                                                   ------------
                                                     11,193,088
------------------------------------------------------------
Australia--6.5%
2,500,000    CSR, Ltd.                                5,714,175
1,695,000    Mayne Nickless, Ltd.                     7,811,933
 580,000     National Australia Bank, Ltd.            7,678,852
2,600,000    Pioneer International, Ltd.              5,390,684
                                                   ------------
                                                     26,595,644
------------------------------------------------------------
Canada--3.4%
 230,000     Alcan Aluminum, Ltd.                     5,779,831
 390,000     Bank of Nova Scotia                      8,143,969
                                                   ------------
                                                     13,923,800
------------------------------------------------------------
France--9.6%
  68,200     Bouygues                                13,780,137
  65,000     Christian Dior SA                        6,877,253
  69,000     Elf Aquitaine SA                         7,996,936
  65,000     Peugeot SA                              10,860,670
                                                   ------------
                                                     39,514,996
------------------------------------------------------------
Italy--7.3%
 428,000     Banca Popolare Di Bergamo Credito
                Vaesino S.P.A.                        8,758,705
 536,700     Banca Popolare Di Brescia               12,655,235
5,082,000    Benetton Group S.P.A.                    8,521,741
                                                   ------------
                                                     29,935,681
------------------------------------------------------------
Japan--4.5%
 700,000     Hitachi, Ltd.                            3,569,831
 530,000     Matsushita Electric Industrial Co.,
                Ltd.                                  7,798,676
 109,500     Sony Corp.                               6,968,524
                                                   ------------
                                                     18,337,031
Netherlands--8.2%
 212,000     AKZO N.V.                             $  8,247,790
 200,000     ING Groep N.V.                           9,688,655
 245,000     KLM N.V.                                 7,404,748
 173,225     Koninklijke Pakhoed Holdings N.V.        4,270,055
 164,050     Stork N.V.                               4,096,635
                                                   ------------
                                                     33,707,883
------------------------------------------------------------
New Zealand--2.4%
3,500,000    Carter Holt Harvey, Ltd.                 2,854,274
 700,000     Fisher & Paykel Industries, Ltd.         2,075,836
1,778,000    Lion Nathan, Ltd.                        4,660,622
                                                   ------------
                                                      9,590,732
------------------------------------------------------------
Norway--1.1%
 343,500     Saga Petroleum                           4,346,031
------------------------------------------------------------
South Korea--1.4%
 270,000     Korea Electric Power Corp.               4,808,640
  20,180     Pohang Iron & Steel Co., Ltd.              887,033
                                                   ------------
                                                      5,695,673
------------------------------------------------------------
Spain--6.9%
 720,000     Banco Bilbao Vizcaya SA                  9,729,038
 141,200     Banco de Andalucia SA                    6,728,113
 732,600     Iberdrola SA                            11,853,104
                                                   ------------
                                                     28,310,255
------------------------------------------------------------
Sweden--7.3%
 660,000     Electrolux AB                            9,952,515
 225,200     Pharmacia & Upjohn                      11,531,674
 330,000     SKF AB                                   3,790,426
 290,000     Svedala Industri AB                      4,577,772
                                                   ------------
                                                     29,852,387

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

                                                    PRUDENTIAL WORLD FUND, INC.
Portfolio of Investments as of October 31, 1998     INTERNATIONAL STOCK SERIES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Switzerland--10.4%
   5,500     Novartis AG                           $  9,931,177
  15,025     The Swatch Group AG                      8,305,835
  11,560     Sulzer Brothers, Ltd.                    6,672,686
  32,307     UBS AG                                   8,881,855
  33,000     Valora Holding AG                        8,901,428
                                                   ------------
                                                     42,692,981
------------------------------------------------------------
United Kingdom--15.9%
1,100,000    Allied Domecq PLC                       10,127,693
2,353,000    British Steel PLC                        4,037,392
1,300,000    British Telecom PLC                     16,800,252
1,334,000    Coats Viyella PLC                          692,266
 615,000     National Westminster Bank PLC           10,387,748
1,140,000    Rank Group PLC                           4,694,562
 765,000     Rio Tinto PLC                            9,290,819
3,300,000    Tesco PLC                                9,308,270
                                                   ------------
                                                     65,339,002
                                                   ------------
             Total common stocks
                (cost $314,020,029)                 359,035,184
                                                   ------------
------------------------------------------------------------
Rights
2,712,000    Mayne Nickless, Ltd.
                expiring November 1998
                (cost $0)                                     0
                                                   ------------
             Total long-term investments
                (cost $314,020,029)                 359,035,184
                                                   ------------
SHORT-TERM INVESTMENT--13.0%
Principal Amount
(000)
------------------------------------------------------------
Repurchase Agreement
             Joint Repurchase Agreement Account,
$ 53,504     5.40%, 11/02/98
                (cost $53,504,000; Note 5)           53,504,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.6%
             (cost $367,524,029; Note 5)            412,539,184
             Liabilities in excess of
                other assets--(0.6%)                 (2,558,453)
                                                   ------------
             Net Assets--100%                      $409,980,731
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.



PRUDENTIAL WORLD FUND, INC.
INTERNATIONAL STOCK SERIES
-------------------------------------------------------


The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1998 was as follows:

Commercial Banking..................................    17.9%
Telecommunications..................................     5.4
Merchandising.......................................     4.4
Textiles & Apparel..................................     3.9
Electronics.........................................     3.7
Machinery & Engineering.............................     3.7
Beverages & Tobacco.................................     3.6
Steel...............................................     3.5
Energy Sources......................................     3.4
Construction & Housing..............................     3.4
Utilities...........................................     2.9
Electrical Equipment................................     2.8
Health & Personal Care..............................     2.8
Building Materials & Components.....................     2.7
Auto Manufacturing..................................     2.6
Appliances..........................................     2.4
Drugs & Healthcare..................................     2.4
Financial Services..................................     2.4
Chemicals...........................................     2.0
Multi-Industry......................................     1.9
Airlines/Military Technology........................     1.8
Metals - Nonferrous.................................     1.4
Electrical Power....................................     1.2
Leisure & Tourism...................................     1.1
Oil & Gas...........................................     1.1
Energy Equipment & Services.........................     1.0
Industrial Components...............................      .9
Forestry & Paper....................................      .7
Consumer Durable Goods..............................      .6
Short-term investment...............................    13.0
                                                       -----
                                                       100.6%
Liabilities in excess of other assets...............     (.6)
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

                                                  PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities               INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1998
Investments excluding repurchase agreement at value (cost $314,020,029)...................................        $359,035,184
Repurchase agreement, at value (cost $53,504,000).........................................................          53,504,000
Cash......................................................................................................              91,450
Foreign currency, at value (cost $643,923)................................................................             645,078
Receivable for Series shares sold.........................................................................           1,928,292
Dividends and interest receivable.........................................................................             781,473
Deferred expenses and other assets........................................................................               6,609
                                                                                                                ----------------
   Total assets...........................................................................................         415,992,086
                                                                                                                ----------------
Liabilities
Payable for Series shares reacquired......................................................................           5,308,976
Management fee payable....................................................................................             326,039
Accrued expenses and other liabilities....................................................................             280,189
Distribution fee payable..................................................................................              96,151
                                                                                                                ----------------
   Total liabilities......................................................................................           6,011,355
                                                                                                                ----------------
Net Assets................................................................................................        $409,980,731
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    223,771
   Paid-in capital in excess of par.......................................................................         360,493,979
                                                                                                                ----------------
                                                                                                                   360,717,750
   Undistributed net investment income....................................................................           3,884,785
   Accumulated net realized gain on investments...........................................................             319,694
   Net unrealized appreciation on investments and foreign currencies......................................          45,058,502
                                                                                                                ----------------
Net assets, October 31, 1998..............................................................................        $409,980,731
                                                                                                                ----------------
                                                                                                                ----------------

Class A:
   Net asset value and redemption price per share
      ($47,237,244 (divided by) 2,577,403 shares of common stock issued and outstanding)..................               $18.33
   Maximum sales charge (5% of offering price)............................................................                  .96
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $19.29
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($93,895,911 (divided by) 5,165,966 shares of common stock issued and outstanding)..................               $18.18
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($14,270,753 (divided by) 785,127 shares of common stock issued and outstanding)....................               $18.18
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($254,576,823 (divided by) 13,848,604 shares of common stock issued and outstanding)................               $18.38
                                                                                                                ----------------
                                                                                                                ----------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-65

PRUDENTIAL WORLD FUND, INC.
INTERNATIONAL STOCK SERIES
Statements of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1998
Income
   Dividends (net of foreign withholding
      taxes of $1,352,001).................     $ 10,037,621
   Interest................................        2,015,005
                                              ----------------
      Total income.........................       12,052,626
                                              ----------------
Expenses
   Management fee..........................        4,158,188
   Distribution fee--Class A...............          111,771
   Distribution fee--Class B...............          984,438
   Distribution fee--Class C...............          143,446
   Transfer agent's fees and expenses......          826,000
   Custodian's fees and expenses...........          440,000
   Reports to shareholders.................           95,000
   Registration fees.......................           67,000
   Audit fee...............................           35,000
   Legal fees and expenses.................           33,000
   Directors' fees.........................           30,000
   Miscellaneous...........................           25,148
                                              ----------------
      Total expenses.......................        6,948,991
                                              ----------------
Net investment income......................        5,103,635
                                              ----------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.................           69,985
   Foreign currency transactions...........         (406,127)
                                              ----------------
                                                    (336,142)
                                              ----------------
Net change in unrealized appreciation on:
   Investments.............................        6,168,381
   Foreign currencies......................            1,582
                                              ----------------
                                                   6,169,963
                                              ----------------
Net gain on investments and foreign
   currencies..............................        5,833,821
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $ 10,937,456
                                              ----------------
                                              ----------------


PRUDENTIAL WORLD FUND, INC.
INTERNATIONAL STOCK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                         1998             1997
Operations
   Net investment income........  $   5,103,635    $   4,227,843
   Net realized gain (loss) on
      investment and foreign
      currency transactions.....       (336,142)       7,343,863
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies................      6,169,963       13,631,809
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     10,937,456       25,203,515
                                  -------------    -------------
Dividends and distributions
   (Note 1)
   Dividends from net investment
      income
      Class A...................       (355,991)          (1,745)
      Class B...................       (388,835)             (23)
      Class C...................        (55,588)              (2)
      Class Z...................     (2,669,202)      (2,801,611)
                                  -------------    -------------
                                     (3,469,616)      (2,803,381)
                                  -------------    -------------
   Distributions from net
      realized capital gains
      Class A...................       (791,091)          (1,514)
      Class B...................     (1,944,176)             (24)
      Class C...................       (277,943)              (2)
      Class Z...................     (5,084,194)      (2,381,370)
                                  -------------    -------------
                                     (8,097,404)      (2,382,910)
                                  -------------    -------------
Series share transactions (net
   of conversions) (Note 6)
   Net proceeds from shares
      sold......................    672,760,380      804,494,249
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     11,451,509        5,185,220
   Cost of shares reacquired....   (647,270,258)    (646,463,274)
                                  -------------    -------------
   Net increase in net assets
      from Series share
      transactions..............     36,941,631      163,216,195
                                  -------------    -------------
Total increase..................     36,312,067      183,233,419
Net Assets
Beginning of year...............    373,668,664      190,435,245
                                  -------------    -------------
End of year(a)..................  $ 409,980,731    $ 373,668,664
                                  -------------    -------------
                                  -------------    -------------
---------------
(a) Includes undistributed net
investment income of............  $   3,884,785    $   2,651,778
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-66

                                             PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
Prudential World Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the International Stock Series and the Global Series. The International Stock Series (the 'Series') commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which consist of equity securities of foreign issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------
                                      B-67

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $401,012, increase accumulated net realized gain on investments by $406,127 and decrease paid in capital by $5,115 for the year ended October 31, 1998, due to realized and recognized currency losses during the year and certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Mercator Asset Management, L.P. ("Mercator"), a limited partnership where The Prudential Asset Management Company, Inc. ("PAMCI") is a limited partner. Mercator furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets of the Series. PIFM pays Mercator at an annual rate of .75 of 1% of the Series average daily net assets up to and including $50 million, .60 of 1% of the Series' average daily net assets in excess of $50 million up to and including $300 million and .45 of 1% of the Series' average daily net assets in excess of $300 million. The subadvisory fee amounted to $2,396,200 for the year ended October 31, 1998.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI") which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended October 31, 1998.

PSI and PIMS have advised the Series that they received approximately $203,000 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Series that for the year ended October 31, 1998, they received approximately $268,000 and $7,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIMS, PIFM and PAMCI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at
--------------------------------------------------------------------------------
                                      B-68

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series did not borrow any amounts pursuant to the Agreement during the year ended October 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1998, the Series incurred fees of approximately $734,000 for the services of PMFS. As of October 31, 1998 approximately $66,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 1998 were $58,848,701 and $55,115,189, respectively.

The federal income tax basis of the Series' investments as of October 31, 1998 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $45,015,155 (gross unrealized appreciation--$83,987,094, gross unrealized depreciation--$38,971,939).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1998, the Series had a 5.7% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $53,504,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,935,719.

Salomon Smith Barney Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,365,298.

Deutsche Morgan Grenfell Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest was $265,200,735.

SBC Warburg Dillon Read, Inc., 5.38%, in the principal amount of $160,825,000, repurchase price $160,897,103, due 11/2/98. The value of the collateral including accrued interest was $164,045,205.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

As of October 30, 1998, 2,634 of the outstanding shares were owned by the Prudential.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1998:
Shares sold.......................    3,579,531    $  68,487,089
Shares issued in reinvestment of
  dividends and distributions.....       64,964        1,127,781
Shares reacquired.................   (3,130,800)     (59,424,795)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      513,695       10,190,075
Shares issued upon conversion from
  Class B.........................       79,872        1,517,622
                                    -----------    -------------
Net increase in shares
  outstanding.....................      593,567    $  11,707,697
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                      B-69

                                                 PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                    INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1997:
Shares sold.......................   10,202,989    $ 196,064,399
Shares issued in reinvestment of
  dividends and distributions.....          203            3,367
Shares reacquired.................   (8,307,335)    (161,996,245)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    1,895,857       34,071,521
Shares issued upon conversion from
  Class B.........................       87,667        1,665,704
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,983,524    $  35,737,225
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended October 31, 1998:
Shares sold.......................    2,837,939    $  54,447,404
Shares issued in reinvestment of
  dividends and distributions.....      130,869        2,267,954
Shares reacquired.................   (2,530,182)     (47,519,258)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      438,626        9,196,100
Shares reacquired upon conversion
  into Class A....................      (80,332)      (1,517,622)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      358,294    $   7,678,478
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1997:
Shares sold.......................   13,896,760    $ 263,039,826
Shares issued in reinvestment of
  dividends and distributions.....            3               44
Shares reacquired.................   (9,001,122)    (174,661,409)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    4,895,641       88,378,461
Shares reacquired upon conversion
  into Class A....................      (88,084)      (1,665,704)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    4,807,557    $  86,712,757
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1998:
Shares sold.......................      878,403    $  16,772,243
Shares issued in reinvestment of
  dividends and distributions.....       18,693          323,948
Shares reacquired.................     (793,470)     (15,123,933)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      103,626    $   1,972,258
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1997:
Shares sold.......................    3,133,108    $  59,754,209
Shares reacquired.................   (2,451,619)     (47,614,464)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      681,489    $  12,139,745
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Year ended October 31, 1998:
Shares sold.......................   27,696,101    $ 533,053,644
Shares issued in reinvestment of
  dividends and distributions.....      445,125        7,731,826
Shares reacquired.................  (27,308,803)    (525,202,272)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      832,423    $  15,583,198
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1997:
Shares sold.......................   15,399,799    $ 285,635,815
Shares issued in reinvestment of
  dividends and distributions.....      312,157        5,181,809
Shares reacquired.................  (14,177,275)    (262,191,156)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,534,681    $  28,626,468
                                    -----------    -------------
                                    -----------    -------------

------------------------------------------------------------
Note 7. Dividends
On December 11, 1998, the Board of Directors of the Series declared the following ordinary income dividends per Class A, B, C and Z shares of $.15, $.01, $.01 and $.20 respectively, payable on December 15, 1998 to shareholders of record on December 14, 1998.
--------------------------------------------------------------------------------
                                      B-70

                                               PRUDENTIAL WORLD FUND, INC.
Financial Highlights                           INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                         Class A
                                               -----------------------------------------------------------
                                                                             October 1,      September 23,
                                                                                1996            1996(c)
                                                Year Ended October 31,         Through          Through
                                               -------------------------     October 31,     September 30,
                                                  1998         1997(e)          1996             1996
                                               ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  18.24       $  16.59        $ 16.48          $ 16.54
                                               ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)..............           .27            .24           (.01)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...........................           .40           1.85            .12             (.06)
                                               ----------     ----------         -----            -----
   Total from investment operations.......           .67           2.09            .11             (.06)
                                               ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income......          (.18)          (.24)            --               --
Distributions from net realized capital
   gains..................................          (.40)          (.20)            --               --
                                               ----------     ----------         -----            -----
   Total distributions....................          (.58)          (.44)            --               --
                                               ----------     ----------         -----            -----
Net asset value, end of period............      $  18.33       $  18.24        $ 16.59          $ 16.48
                                               ----------     ----------         -----            -----
                                               ----------     ----------         -----            -----
TOTAL RETURN(a)...........................          3.85%         12.85%           .67%            (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........      $ 47,237       $ 36,184        $ 5,169(d)       $   199(d)
Average net assets (000)..................      $ 44,708       $ 18,779        $ 2,793(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................          1.62%          1.75%          2.05%(b)         2.46%(b)
   Expenses, excluding distribution
      fees................................          1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss)...........          1.28%          1.40%         (1.03)%(b)         .75%(b)
Portfolio turnover rate...................            15%             9%             4%              15%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class A shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-71

                                                 PRUDENTIAL WORLD FUND, INC.
Financial Highlights                             INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                         Class B
                                               -----------------------------------------------------------
                                                                             October 1,      September 23,
                                                                                1996            1996(c)
                                                Year Ended October 31,         Through          Through
                                               -------------------------     October 31,     September 30,
                                                  1998         1997(e)          1996             1996
                                               ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  18.13       $  16.57        $ 16.47          $ 16.54
                                               ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)..............           .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...........................           .43           1.84            .12             (.07)
                                               ----------     ----------         -----            -----
   Total from investment operations.......           .53           1.96            .10             (.07)
                                               ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income......          (.08)          (.20)            --               --
Distributions from net realized capital
   gains..................................          (.40)          (.20)            --               --
                                               ----------     ----------         -----            -----
   Total distributions....................          (.48)          (.40)            --               --
                                               ----------     ----------         -----            -----
Net asset value, end of period............      $  18.18       $  18.13        $ 16.57          $ 16.47
                                               ----------     ----------         -----            -----
                                               ----------     ----------         -----            -----
TOTAL RETURN(a)...........................          3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........      $ 93,896       $ 87,155        $ 1,922(d)       $   199(d)
Average net assets (000)..................      $ 98,444       $ 47,584        $   313(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................          2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution
      fees................................          1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss)...........           .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate...................            15%             9%             4%              15%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-72

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                         Class C
                                               -----------------------------------------------------------
                                                                             October 1,      September 23,
                                                                                1996            1996(c)
                                                Year Ended October 31,         Through          Through
                                               -------------------------     October 31,     September 30,
                                                  1998         1997(e)          1996             1996
                                               ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  18.13       $  16.57        $ 16.47          $ 16.54
                                               ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)..............           .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...........................           .43           1.84            .12             (.07)
                                               ----------     ----------         -----            -----
   Total from investment operations.......           .53           1.96            .10             (.07)
                                               ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income......          (.08)          (.20)            --               --
Distributions from net realized gains.....          (.40)          (.20)            --               --
                                               ----------     ----------         -----            -----
   Total distributions....................          (.48)          (.40)            --               --
                                               ----------     ----------         -----            -----
Net asset value, end of period............      $  18.18       $  18.13        $ 16.57          $ 16.47
                                               ----------     ----------         -----            -----
                                               ----------     ----------         -----            -----
TOTAL RETURN(a)...........................          3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........      $ 14,271       $ 12,354        $   200(d)       $   199(d)
Average net assets (000)..................      $ 14,345       $  7,473        $   202(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................          2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution
      fees................................          1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss)...........           .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate...................            15%             9%             4%              15%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-73

                                                PRUDENTIAL WORLD FUND, INC.
Financial Highlights                            INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                    Class Z
                                             --------------------------------------------------------------------------------------
                                                                           October 1,
                                                                              1996
                                              Year Ended October 31,         Through               Year Ended September 30,
                                             -------------------------     October 31,     ----------------------------------------
                                                1998         1997(d)          1996            1996           1995           1994
                                             ----------     ----------     -----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  18.28       $  16.59       $   16.48       $  15.25       $  14.84       $  12.35
                                             ----------     ----------     -----------     ----------     ----------     ----------
Income from investment operations:
Net investment income (loss)............           .30            .31            (.01)           .22            .18(c)        .13(c)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................           .41           1.82             .12           1.20            .66           2.54
                                             ----------     ----------     -----------     ----------     ----------     ----------
   Total from investment operations.....           .71           2.13             .11           1.42            .84           2.67
                                             ----------     ----------     -----------     ----------     ----------     ----------
Less distributions:
Dividends from net investment income....          (.21)          (.24)             --           (.19)          (.10)          (.03)
Distributions from net realized gains...          (.40)          (.20)             --             --           (.33)          (.15)
                                             ----------     ----------     -----------     ----------     ----------     ----------
   Total distributions..................          (.61)          (.44)             --           (.19)          (.43)          (.18)
                                             ----------     ----------     -----------     ----------     ----------     ----------
Net asset value, end of period..........      $  18.38       $  18.28       $   16.59       $  16.48       $  15.25       $  14.84
                                             ----------     ----------     -----------     ----------     ----------     ----------
                                             ----------     ----------     -----------     ----------     ----------     ----------
TOTAL RETURN(a).........................          4.08%         13.13%            .67%          9.44%          5.95%         21.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $254,577       $237,976       $ 190,428       $188,386       $136,685       $102,824
Average net assets (000)................      $258,322       $219,419       $ 191,228       $161,356       $118,927       $ 68,476
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          1.37%          1.50%           1.80%(b)       1.61%(c)       1.60%(c)     1.60%(c)
   Expenses, excluding distribution
      fees..............................          1.37%          1.50%           1.80%(b)       1.61%(c)       1.60%(c)     1.60%(c)
   Net investment income (loss).........          1.53%          1.65%           (.78)%(b)      1.58%(c)       1.58%(c)     1.08%(c)
Portfolio turnover rate.................            15%             9%              4%            15%            20%          21%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
(b) Annualized.
(c) Net of expense subsidy/recovery.
(d) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-74

                                                  PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants                 INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential World Fund, Inc., International Stock Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc., International Stock Series (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) at October 31, 1998, results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the three periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated November 27, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 1998
--------------------------------------------------------------------------------

                                                   PRUDENTIAL WORLD FUND, INC.
Federal Income Tax Information (Unaudited)         INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 1998) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1998, dividends of $.43 per share for Class A shares, $.33 per Class B shares, $.33 per Class C shares and $.46 per Class Z shares (representing net investment income and short-term capital gains) which are taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.15 which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 1998 the Fund intends on passing through 10.3% of ordinary income distributions as a foreign tax credit.

In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DID as to the federal tax status of the dividends and distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA


     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

--------------------------------------------------------------------------------


                                 INSERT CHART A


--------------------------------------------------------------------------------

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.


Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


                                     III-1

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to December 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sector


                                [Insert Chart B]


(1) Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through September 30, 1997. It does not represent the performance of any Prudential Mutual Fund.


                                [Insert Chart C]


Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of 9/30/97. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends. As of 12/31/96.

                                [Insert Chart D]

Source: Lipper Analytical New Application (LANA). This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Fund. Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indices.

                                 Insert Chart E

Source: Morgan Stanley Capital International, September 30, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.


                                     III-3

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              Long U.S. Treasury Bond Yield in Percent (1926-1996)

                                (INSERT CHART F)

----------
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

               The Range of Annual Total Returns for Major Stock &
                       Bond Indices Over the Past 20 Years
                              (12/31/76-12/31/96)*

                                (PASTE-UP CHART)
----------
* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.


                                      III-4

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.


     (a). (i) Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.


          (ii) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

          (iii) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

     (b). Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on May 6, 1994.

     (c). (i) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Speciman Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iv) Speciman Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (v) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (d). (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. with respect to the Global Series of the Registrant. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Global Series of the Registant. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.


          (iii) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (iv) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (v) Subadvisory Agreement between the Prudential Investment Corporation and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

     (e). (i) Distribution Agreement for Shares of the Registrant, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (ii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to
          Exhibit 99.e(ii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (iii) Form of Dealer Agreement. Incorporated by reference to Exhibit 99.e(iii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

     (f). Not applicable.

     (g). (i) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

     (h). Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (i). Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (j). Consent of Independent Accountants.*

     (k). Not applicable.

     (l). Not applicable.

     (m). (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.


          (iii) Distribution and Service Plan for Class A shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (iv) Distribution and Service Plan for Class B shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (v) Distribution and Service Plan for Class C shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (vi) Distribution and Service Plan for Class A shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (vii) Distribution and Service Plan for Class B shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (viii) Distribution and Service Plan for Class C shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.


          (ix) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(ix) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (x) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(x) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xi) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(xi) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xii) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiii) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiv) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

     (n). Financial data schedules for the fiscal year ended October 31, 1998 filed for electronic purposes as Exhibit 27.*

     (o). (i) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

          (ii) Amended Rule 18f-3 plan. Incorporated by reference to Exhibit 99.o(ii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.




----------

 * Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     None.


ITEM 25. INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's By-Laws (Exhibit (a) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(ii) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibits (d)(i) and (iii) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits
(d)(ii), (iv) and (v) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and Mercator Asset Management, L.P. (Mercator), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments Fund Management LLC (PIFM)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Advisers" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-3110, filed on March 30, 1994).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



NAME AND ADDRESS          POSITION WITH PIFM                    PRINCIPAL OCCUPATIONS
----------------          ------------------                    ---------------------

Brian M. Storms           Officer-in-Charge,            President, Prudential Mutual Funds &
                            President, Chief              Annuities (PMF&A); President, Chief
                            Executive Officer and         Executive Officer and Chief Operating
                            Chief Operating Officer       Officer, PIFM

Robert F. Gunia           Executive Vice President      Vice President, Prudential Investments;
                            and Treasurer                 Executive Vice President and
                                                          Treasurer, PIFM; Senior Vice President,
                                                          Prudential Securities Incorporated.

Neil A. McGuinness        Executive Vice President      Executive Vice President and Director
                                                          of Marketing, PMF&A; Executive Vice
                                                          President, PIFM

Robert J. Sullivan        Executive Vice President      Executive Vice President, PMF&A;
                                                          Executive Vice President, PIFM



     (b) The Prudential Investment Corporation (PIC)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Advisers" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.


     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101-4077.




NAME AND ADDRESS          POSITION WITH PIC                     PRINCIPAL OCCUPATIONS
----------------          -----------------                     ---------------------

Mendel A. Melzer, CFA      Senior Vice President         Chief Investment Officer of Prudential
  Gateway Center Two        and Director                  Investments
  100 Mulberry Street
  Newark, NJ 07102

John R. Strangfeld, Jr.   Chairman of the Board,        Senior Vice President, Prudential; Chief
                            President and Chief           Executive Officer, Prudential Global
                            Executive Officer and         Asset Management; Chairman of the Board,
                            Director                      President and Chief Executive Officer
                                                          and Director, PIC

Bernard B. Winograd       Senior Vice President         Chief Executive Officer of Prudential
                            and Director                  Real Estate Investors (PREI); Senior
                                                          Vice President and Director, PIC



ITEM 27. PRINCIPAL UNDERWRITERS


     (a) Prudential Investment Management Services LLC is distributor for Cash Accumulation Trust Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Government Securities Trust, Prudential MoneyMart Assets, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc., The Target Portfolio Trust, Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Developing Markets Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Index Series Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential World Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential International Bond Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mid-Cap Value Fund, Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., Prudential 20/20 Focus Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., and Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund).


     (b) Information concerning the directors and officers of Prudential Investment Management Services LLC is set forth below.



                                    POSITIONS AND                             POSITIONS AND
                                    OFFICES WITH                              OFFICES WITH
NAME                                UNDERWRITER                               REGISTRANT
----                                -------------                             -------------

Mark R. Fetting ................    Executive Vice President                  None
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102

Mendel A. Melzer, CFA ..........    Executive Vice President                  Director
  Gateway Center Two
  100 Mulberry Street
  Newark, New Jersey 07102

Jean D. Hamilton ...............    Executive Vice President                  None

Ronald P. Joelson ..............    Executive Vice President                  None

Brian M. Storms ................    President                                 President and Director
  Gateway Center Three
  100 Mulberry Street
  Newark, New Jersey 07102

John R. Stangfeld Jr. ..........    Executive Vice President                  None

Brian Henderson ................    Senior Vice President and Chief           None
  Gateway Center Three                Operating Officer
  100 Mulberry Street
  Newark, New Jersey 07102

William V. Healey ..............    Senior Vice President, Secretary          None
                                      and Chief Legal Officer

Margaret M. Deverell ...........    Vice President, Comptroller               None
  Gateway Center Three                and Chief Financial Officer
  100 Mulberry Street
  Newark, New Jersey 07102

C. Edward Chaplin ..............    Treasurer                                 None

Kevin B. Frawley ...............    Senior Vice President and Chief           None
  213 Washington St.                  Compliance Officer
  Newark, NJ 07102



     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11) and 31a-1(d)
and (f) will be kept at Gateway Center Three, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Investment Advisory and Other Services--Investment Advisers" and "Investment Advisory and Other Services--Principal Underwriters, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

      None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 20th day of January, 1999.


                                          PRUDENTIAL  WORLD  FUND,  INC.


                                          /s/ Brian M. Storms
                                          --------------------------------------
                                              (BRIAN M. STORMS, PRESIDENT)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



        SIGNATURE                    TITLE                            DATE
        ---------                    -----                            ----

/s/ Edward D. Beach        Director                             January 20, 1999
----------------------
    EDWARD D. BEACH


/s/ Delayne D. Gold        Director                             January 20, 1999
----------------------
    DELAYNE D. GOLD


/s/ Robert F. Gunia        Vice President and Director          January 20, 1999
----------------------
    ROBERT F. GUNIA


/s/ Don G. Hoff            Director                             January 20, 1999
----------------------
    DON G. HOFF


/s/ Robert E. LaBlanc      Director                             January 20, 1999
----------------------
    ROBERT E. LABLANC


/s/ Mendel A. Melzer       Director                             January 20, 1999
----------------------
    MENDEL A. MELZER


/s/ Robin B. Smith         Director                             January 20, 1999
----------------------
    ROBIN B. SMITH


/s/ Stephen Stoneburn      Director                             January 20, 1999
----------------------
    STEPHEN STONEBURN


/s/ Brian M. Storms        President and Director               January 20, 1999
----------------------
    BRIAN M. STORMS


/s/ Nancy H. Teeters       Director                             January 20, 1999
----------------------
    NANCY H. TEETERS


/s/ Grace C. Torres        Treasurer and Principal Financial    January 20, 1999
----------------------       and Accounting Officer
    GRACE C. TORRES

                                  EXHIBIT INDEX



     (a)  (i) Restated Articles of Incorporation. Incorporated by reference to
          Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.


          (ii) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

          (iii) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.


     (b) Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on May 6, 1994.

     (c) (i) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.


          (ii) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Speciman Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iv) Speciman Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (v) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.


     (d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. with respect to the Global Series of the Registrant. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.


          (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Global Series of the Registant. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.


          (iii) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.


          (iv) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(d) to Post Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.


          (v) Subadvisory Agreement between the Prudential Investment Corporation and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

          (e) (i) Distribution Agreement for Shares of the Registrant, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 22 on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.


          (ii) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to
          Exhibit 99.e(ii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (iii) Form of Dealer Agreement. Incorporated by reference to Exhibit 99.e(iii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

     (f)  Not applicable.

     (g) (i) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.


          (ii) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.


     (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (i) Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (j)  Not applicable.

     (k)  Not applicable.

     (l)  Not applicable.

     (m) (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (ii) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

          (iii) Distribution and Service Plan for Class A shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (iv) Distribution and Service Plan for Class B shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (v) Distribution and Service Plan for Class C shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement on
          Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

          (vi) Distribution and Service Plan for Class A Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (vii) Distribution and Service Plan for Class B Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (viii) Distribution and Service Plan for Class C Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 19, 1996.

          (ix) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(ix) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (x) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(x) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xi) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant. Incorporated by reference to Exhibit 99.m(xi) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xii) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiii) Amended and Restated Distribution and Service Plan for Class B shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

          (xiv) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant. Incorporated by reference to Exhibit 99.m(xiv) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.

     (n) Financial data schedules for the fiscal year ended October 31, 1998 filed for electronic purposes as Exhibit 27.*

     (o) (i) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

          (ii) Amended Rule 18f-3 plan. Incorporated by reference to Exhibit 99.o(ii) to Post-Effective Amendment No. 24 on Form N-1A (File No. 2-89725) filed via EDGAR on November 2, 1998.


----------

 * Filed herewith.